UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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TERRA NOVA FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TERRA NOVA FINANCIAL GROUP, INC.
100 South Wacker Drive, Suite 1550
Chicago, Illinois 60606
(312) 827-3600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 23, 2008

To our Shareholders:

We are notifying you that our 2008 Annual Meeting of Shareholders will be held on May 23, 2008, at The Michigan Room at The Metropolitan Club, Sears Tower, 233 South Wacker Drive, 66th Floor, Chicago, Illinois 60606, at 1:00 p.m. local time. At the meeting we will ask you to:

1.	elect six directors to our Board of Directors, each for a term of one year;

2.	approve the merger of Terra Nova Financial Group, Inc. into a wholly-owned Illinois subsidiary to effect a change of our state of incorporation from Texas to Illinois;

3.	ratify the appointment of KBA Group LLP as our independent registered public accounting firm for the 2008 fiscal year; and

4.	consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has fixed the close of business on April 14, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card by either mailing such proxy in the enclosed return envelope or faxing it to us at (312) 849-4433 as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage pre-paid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from that institution a proxy issued in your name and bring that proxy to the Annual Meeting.

By Order of the Board of Directors

TERRA NOVA FINANCIAL GROUP, INC.

/s/ Murrey Wanstrath

Murrey Wanstrath Secretary

Chicago, Illinois
April [28], 2008

TERRA NOVA FINANCIAL GROUP, INC.
100 South Wacker Drive, Suite 1550
Chicago, Illinois 60606

PROXY STATEMENT

                 The enclosed proxy is solicited by the Board of Directors of Terra Nova Financial Group, Inc. for use at the Terra Nova Financial Group, Inc. 2008 Annual Meeting of Shareholders to be held on May 23, 2008, at 1:00 p.m. local time, or any adjournment or postponement of the Annual Meeting, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Michigan Room at The Metropolitan Club, Sears Tower, 233 South Wacker Drive, 66th Floor, Chicago, Illinois 60606. This proxy statement and the accompanying proxy card were mailed on or about April [28], 2008 to all shareholders entitled to vote at the Annual Meeting. Throughout this proxy statement when the terms "Terra Nova," the "Company," "we," "our," "ours" or "us" are used, they refer to Terra Nova Financial Group, Inc. and we sometimes refer in this proxy statement to our Board of Directors as the "Board."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON MAY 23, 2008

The Terra Nova Financial Group, Inc. Proxy Statement and Annual Report to Shareholders for the year ended
December 31, 2007 are available at www.tnfg.com

What is the purpose of the Annual Meeting?

                 At the Annual Meeting, you will be asked to act upon the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including:

•	the election of six directors to our Board of Directors, each for a term of one year;

•	the approval of a merger of Terra Nova into a wholly-owned Illinois subsidiary to effect the change of our state of incorporation from Texas to Illinois; and

•	the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

                 In addition, management will report on our performance and respond to questions from shareholders.

Who is entitled to vote at the Annual Meeting?

                 Holders of our common stock at the close of business on the record date, April 14, 2008, are entitled to vote their shares at the Annual Meeting. On that date, there were 26,055,057 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

                 You will have one vote for each outstanding share of our common stock that you owned on April 14, 2008 (the record date), as each outstanding share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

                 The presence in person or by proxy of shareholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, including shares represented by proxies that reflect abstentions, constitutes a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for the purposes of determining a quorum. A "broker non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that record holder does not have discretionary voting power for that particular proposal and has not received voting instructions from the beneficial owner. If there is not a quorum at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will only have the power to adjourn the Annual Meeting until there is a quorum. The Annual Meeting may be reconvened without additional notice to the shareholders, other than an announcement at the prior adjournment of the Annual Meeting, provided that a quorum is present at such reconvened meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

                 If your shares are registered directly in your name with our transfer agent, you are considered the "shareholder of record" or "record holder" of those shares. As a record holder, the Notice of Annual Meeting of Shareholders, proxy statement, 2007 Annual Report including our 2007 Annual Report on Form 10-KSB and proxy card are being sent directly to you.

                 If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. The Notice of Annual Meeting of Shareholders, proxy statement, 2007 Annual Report including our Annual Report on Form 10-KSB and proxy card have been sent to the record holder of your shares. If you wish to attend the Annual Meeting and vote shares of our common stock held through a broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the voting instructions set forth on that form.

How do I vote my shares at the Annual Meeting?

                 You may vote either in person at the Annual Meeting or by proxy. If you vote by proxy, you may still attend the Annual Meeting in person.

                 If you wish to vote in person at the Annual Meeting, please attend the meeting and you will be instructed there as to the balloting procedures. Please bring with you to the Annual Meeting personal photo identification and/or an account statement showing your ownership of shares. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote in person at the Annual Meeting.

                 If you wish to vote by proxy, you may vote by following the instructions included on your proxy card. Please properly execute, date and return the enclosed proxy to us by mail in the enclosed return envelope (which is postage pre-paid if mailed in the United States) or by facsimile at (312) 849-4433. If you do this, your shares of common stock represented by the proxy will be voted by the proxy holders in accordance with your instructions. Michael Nolan and Murrey Wanstrath are the proxy holders. If you are a beneficial owner of shares, you will need to obtain a proxy from the institution that holds your shares and follow the voting instructions set forth on that form.

                 If you do not intend to vote in person at the Annual Meeting, please remember to submit your proxy to us prior to the Annual Meeting to ensure that your vote is counted.

Can I revoke my proxy or change my vote after I have voted?

                 Even after you have submitted your proxy, you may revoke your proxy or change your vote by doing one of the following before your proxy is exercised at the Annual Meeting:

•	If you are the record holder of shares:

(1)	deliver a written notice of revocation to the Investor Relations Department of the Company at 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606;

(2)	submit a properly executed proxy bearing a later date; or

(3)	attend the Annual Meeting and cast your vote in person.

•	If you are the beneficial owner of shares and have submitted your proxy to the institution that holds your shares, you will need to contact that institution and follow its instructions for revoking the proxy.

                 Attendance at the Annual Meeting will not cause your previously submitted proxy to be revoked unless you cast a vote at the Annual Meeting.

What if I do not vote for some of the matters listed on the proxy?

                 If you properly execute, date and return a proxy to us without indicating your vote, in accordance with the Board's recommendation, your shares will be voted by the proxy holders as follows:

•	"FOR" the election of the six nominees for director;

•	"FOR" approval of the proposal to change our state of incorporation from Texas to Illinois; and

•	"FOR" ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

                 In addition, if other matters are properly presented for voting at the Annual Meeting, or at any adjournment or postponement thereof, your proxy grants Messrs. Nolan and Wanstrath the discretion to vote your shares on such matters. The Board does not expect any additional matters to be presented for a vote at the Annual Meeting. If, for any unforeseen reason, any of the director nominees described in this proxy statement are not available as a candidate for director, then Messrs. Nolan and Wanstrath will vote the shareholder proxies for such other candidate or candidates as the Board may nominate.

How many votes are required to elect directors and to adopt the other proposals?

                 In the election for directors, the six nominees receiving the highest number of "FOR" votes cast in person or by proxy will be elected. A "WITHHOLD" vote for a nominee is the equivalent of abstaining. Abstentions and broker non-votes are not counted as votes cast for the purposes of, and therefore will have no impact as to, the election of directors.

                 The affirmative "FOR" vote, either in person or by proxy, of shareholders holding at least two-thirds of the shares of common stock outstanding as of the record date is necessary to approve the proposal to change our state of incorporation from Texas to Illinois. Abstentions and broker non-votes will be treated as votes "AGAINST" the proposal to reincorporate the Company in the State of Illinois.

                 All other proposals (i.e., proposals other than the election of directors and the proposal to change our state of incorporation from Texas to of Illinois) require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. An abstention as to any matter, when passage requires the vote of a majority of the votes present and entitled to be cast at the Annual Meeting, will have the effect of a vote "AGAINST." Broker non-votes will not be considered, and will not be counted for any purpose in determining whether a matter has been approved.

                 Brokers, banks or other nominees have discretionary authority to vote shares without instructions from beneficial owners only on matters considered "routine", such as the election of directors and the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm, as described in Proposals 1 and 3 in this proxy statement. Accordingly, if your shares are held in the name of a brokerage firm and you do not provide the brokerage firm with voting instructions, your shares may be voted on Proposals 1 and 3 even if you do not provide the brokerage firm with voting instructions. On non-routine matters, such as the proposal to change our state of incorporation from Texas to Illinois, nominees may not have discretion to vote shares without instructions from beneficial owners and thus may not be entitled to vote on such proposals in the absence of such specific instructions, resulting in a broker non-vote for those shares.

                 Votes will be counted at the Annual Meeting by an election judge who will be appointed by the Company prior to the Annual Meeting.

Can my shares be voted if I do not return my proxy and do not attend the Annual Meeting?

                 If you do not vote your shares and you are the beneficial owner of the shares, your broker can vote your shares on matters that are considered routine.

                 If you do not vote your shares and you are the record holder of the shares, your shares will not be voted.

Who pays the cost of solicitation of proxies for the Annual Meeting?

                 We will pay the cost of solicitation of proxies. We have retained Georgeson, Inc. to distribute broker search cards and to distribute this proxy statement, the attached form of proxy card and the 2007 Annual Report, for a fee of $1,000, plus certain out-of-pocket expenses. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally, electronically, by telephone or by facsimile without additional compensation for such proxy solicitation activity. We will reimburse these persons for their reasonable expenses in respect of their respective proxy solicitation activity. Brokers and other nominees who held our common stock on the record date will be asked to contact the beneficial owners of the shares that they hold to send proxy materials to and obtain proxies from such beneficial owners.

                 Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this proxy statement to our shareholders.

BOARD STRUCTURE AND COMPOSITION

                 The Board is currently comprised of six directors: Messrs. Bernay Box, Charles B. Brewer, Russell N. Crawford, Gayle C. Tinsley, Murrey Wanstrath and Stephen B. Watson. During 2007, the Board held six meetings and took action by unanimous written consent six times. Each director attended at least 75% of all meetings of the Board and those Board committees on which he served during 2007. We expect our Board members to attend the Annual Meeting of our shareholders. In May 2007, all of the then current directors attended our Annual Meeting of Shareholders.

Independence of Directors

                 The Board has affirmatively determined, as a result of its annual review of director independence, that each of the director nominees standing for election, except Messrs. Box and Wanstrath, has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an "independent director" as defined in the rules of The Nasdaq Stock Market. With respect to the determination of the independence of our directors, the Board has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the Securities and Exchange Commission (which we sometimes refer to in this proxy statement as the SEC) and The Nasdaq Stock Market rules. The applicable standards for independence for the Board are contained in our Governance Principles, which are posted on our website at www.tnfg.com. In determining the independence of our directors, the Board considered whether there were any transactions or relationships between directors, their organizational affiliations or any member of their immediate family, on the one hand, and us, our subsidiaries, our affiliates and our executive management, on the other hand (including those discussed under "Certain Relationships and Related Transactions" below). The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

Committees of the Board

                 The Board has established an Audit Committee, a Compensation and Management Development Committee and a Nominating and Corporate Governance Committee.

                 Audit Committee. The current members of our Audit Committee are Messrs. Brewer (Chair) and Crawford. The Board has determined that each of Messrs. Brewer and Crawford qualifies as an "audit committee financial expert" under applicable SEC rules and is independent within the meaning of the rules of the SEC and the rules of The Nasdaq Stock Market, which the Board has adopted as its independence standards.

                 The Audit Committee operates under a written charter that was revised by the Board as of March 2008, a copy of which is available on our website at www.tnfg.com. The main function of our Audit Committee is to assist the Board in fulfilling its oversight responsibilities by overseeing the reliability and integrity of our financial statements, accounting practices and financial reporting and disclosure processes, our compliance with legal and regulatory requirements, the performance of our internal audit function, any independent auditors, as well as overseeing our systems of internal controls regarding finance, accounting, legal compliance and ethics. In addition, the Audit Committee is intended to provide an open avenue of communication among the Company's independent auditors, management, internal auditors and the Board.

                 With respect to the Company's independent auditors, among other things, the Audit Committee:

•	has sole authority regarding their selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal;

•	is responsible for the review and pre-approval of their auditing services and permitted non-audit services and related fees;

•	is responsible for reviewing and monitoring their independence and objectivity; and

•	is responsible for reviewing and assessing their qualifications and performance and oversight of internal audit functions.

                 The Audit Committee held two meetings during 2007.

                 Compensation and Management Development Committee. The current members of the Compensation and Management Development Committee are Messrs. Watson (Chair) and Crawford, each of whom is a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (which we sometimes refer to in this proxy statement as the Exchange Act), an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and independent under the rules of The Nasdaq Stock Market. The Compensation and Management Development Committee operates under a written charter that was revised by the Board as of March 2008, a copy of which is available on our website at www.tnfg.com.

                 The main function of the Compensation and Management Development Committee is to discharge the Board's responsibilities with respect to the compensation of the Company's executive officers, the administration of the Company's employee benefits plans, the formulation, monitoring and modification of the Company's overall employee compensation and benefits philosophy and the review, at least once a year, of performance evaluations of the Company's chief executive officer and certain other officers of the Company. The Compensation and Management Development Committee's responsibilities also include reviewing and administering the compensation, employee benefit plans and fringe benefits paid or provided to officers of the Company and approving the annual salaries, bonuses, stock option awards and restricted stock awards of the Company's executive officers. The Compensation and Management Development Committee is also responsible for approving and administering, subject to applicable law, the Company's equity-related incentive compensation plans, equity incentive guidelines and the terms and particulars of specific grants under such plans.

                 The Compensation and Management Development Committee is also responsible for determining the individual components of the total compensation and benefits paid to certain of the Company's officers. In doing so, the Compensation and Management Development Committee considers the recommendation made by the Company's chief executive officer regarding the compensation of any such officer and the Board's evaluation, if any, of such officer. The Compensation and Management Development Committee also reviews annually and determines the individual components of the total compensation and benefits received by our chief executive officer after receiving from and considering the Board's year-end evaluation of the Company's chief executive officer with respect to certain goals and objectives previously set.

                 The Compensation Committee held one meeting during 2007 and took action by unanimous written consent once.

                 Nominating and Corporate Governance Committee. The current members of the Nominating and Corporate Governance Committee are Messrs. Brewer, Crawford and Watson. The Nominating and Corporate Governance Committee has not selected a Chair. The Board has determined that each of Messrs. Brewer, Crawford and Watson is independent under the rules of The Nasdaq Stock Market.

                 The Nominating and Corporate Governance Committee operates under a written charter that was last revised by the Board as of March 2008, a copy of which is available on our website at www.tnfg.com. Under its charter, the Nominating and Corporate Governance Committee's responsibilities include identifying qualified candidates to serve on the Board, recommending director nominees for the annual meeting of shareholders, identifying individuals to fill vacancies on the Board, recommending corporate governance guidelines to the Board, overseeing the evaluation of the Board through its annual review of the Board's and its committees' performance and recommending nominees to serve on each committee of the Board. The Nominating and Corporate Governance Committee, among other things, has the authority to evaluate candidates for the position of director, retain and terminate any search firm used to identify director candidates and review and reassess the adequacy of our corporate governance procedures.

The Nominating and Corporate Governance Committee also oversees the evaluation of the Board through its annual review of the performance of the Board and its committees and the evaluation of the Company's management.

                 In identifying candidates for positions on the Board, the Nominating and Corporate Governance Committee generally relies on suggestions and recommendations from members of the Board, management and shareholders. In 2007, we did not use any search firm or pay fees to other third parties in connection with seeking or evaluating Board nominee candidates. The Nominating and Corporate Governance Committee does not set specific minimum qualifications for director positions. Instead, the Nominating and Corporate Governance Committee believes that nominations should be based on a particular candidate's merits and our needs after taking into account the current composition of the Board. When evaluating candidates for the position of director, the Nominating and Corporate Governance Committee considers an individual's skills, age, diversity, independence from us, experience in areas that address the needs of the Board and ability to devote adequate time to Board duties. Candidates that appear to best fit the needs of the Board and us are identified and unless such individuals are well known to the Board, they are interviewed and further evaluated by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee are then recommended to the full Board.

                 The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders if such recommendations are accompanied by relevant biographical information and are submitted in accordance with our organizational documents and SEC rules and regulations, each as in effect from time to time. Candidates recommended by shareholders will be evaluated in the same manner as other candidates. Our articles of incorporation and bylaws, each as amended and in effect as of the date of this proxy statement, provide that any of our shareholders proposing to nominate a person for election to the Board must provide written notice of such nomination (together with the name and address of the nominee and a description of such nominee's qualifications to serve as a director) to the Company at least sixty days in advance of the scheduled date for the next annual meeting of our shareholders. Such notice must be sent or delivered to the Company's principal executive offices at the address set forth on the first page of this proxy statement, addressed to the attention of the Board, with a copy to the President and the Secretary of the Company.

                 The Nominating and Governance Committee neither held any meeting nor acted by unanimous written consent during 2007.

Executive Sessions of Independent Directors

                 The independent directors meet on occasion or as necessary in executive session. The independent directors held one meeting in 2007. Stockholders wishing to communicate with the independent directors may contact them by writing to: Independent Directors, c/o Corporate Secretary, Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606. Any such communication will be promptly distributed to the directors named in the communication in the same manner as described below in "Communications with the Board."

Communications with the Board

                 Shareholders and other interested parties can send communications to one or more members of the Board by writing to the Board or to specific directors or a group of directors at the following address: Terra Nova Financial Group, Inc. Board of Directors, c/o Corporate Secretary, Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606. Any such communication will be promptly distributed by the Corporate Secretary to the individual director or directors named in the communication or to all directors if the communication is addressed to the entire Board.

Compensation of the Board

                 Prior to December 2007, each non-employee director received $500 for each Board or committee meeting he attended in person and $250 for each Board or committee meeting he attended telephonically. Such amounts were payable in cash or stock at the director's election. In December 2007, the Board changed the compensation payable to directors to provide that, on an annual basis, each non-employee director will receive an annual fee of $15,000 for his service on the Board. The annual fee for 2007 was paid to the non-employee directors in December 2007. In addition, non-employee directors will be entitled to receive a meeting fee of $1,250 for each Board and committee meeting attended. Directors who are appointed at a date other than the Annual Meeting will be entitled to receive a pro rata portion of the annual director compensation. Each of Messrs. Box and Wanstrath waived his right to receive any compensation for serving on the Board since the last annual meeting of the shareholders of the Company and has indicated his intention to waive his right to receive any compensation for serving on the Board in 2008.

                 The following table sets forth the compensation paid to each of our non-employee directors for the year ended December 31, 2007. It does not reflect certain payments made by the Company to Bonanza Fund Management, Inc. pursuant to a Services Agreement, effective as of November 19, 2007, which the Company entered with Bonanza Fund Management, Inc. and pursuant to which Bonanza Fund Management, Inc. agreed to provide the services of Mr. Wanstrath, one of its employees, to act as our interim Chief Financial Officer, Secretary and Treasurer. For a description of the Services Agreement, please refer to "Certain Relationships and Related Transactions" below.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)

Bernay Box	--	--	--	--
Gayle C. Tinsley	23,998	1,002	--	25,000
Charles B. Brewer	25,248	1,002	--	26,250
Russell N. Crawford	23,998	1,002	--	25,000
Murrey Wanstrath	--	--	--	--
Stephen B. Watson	23,998	1,002	--	25,000
__________
(1)	Each non-employee director, except for Messrs. Box and Wanstrath, who declined to receive any compensation, received awards of 125, 114, 52, 63 and 136 shares on March 31, 2007, May 23, 2007, June 20, 2007, June 21, 2007 and August 7, 2007, respectively, that had a grant date market value of $250, $250, $125, $125 and $252, respectively, which represents the compensation cost we recognized computed in accordance with FAS 123R.

(2)	Set forth below is the total number of stock option awards and warrant grants made to each non-employee director in his role as a director that were outstanding as of December 31, 2007.

Director	Number of Stock Options Outstanding as of December 31, 2007(a)

Bernay Box	--
Gayle C. Tinsley	118,000
Charles B. Brewer	77,000
Russell N. Crawford	76,000
Murrey Wanstrath	--
Stephen B. Watson	77,000

(a)	Includes, for each director, warrants issued and options granted to such director. Warrants to purchase 75,000 shares of our common stock at an exercise price of $2.50 per share were granted to each of Messrs. Crawford, Watson and Brewer on August 4, 2006. Warrants to purchase 100,000 shares of our common stock at the same exercise price were granted on the same date to Mr. Tinsley. 25% of such warrants vested and became exercisable on August 4, 2007. 25% of such warrants will vest and become exercisable on August 4, 2008. The remaining 50% of such warrants will vest and become exercisable on August 4, 2009.

Director Stock Ownership Guidelines

                 Our Board believes that it is important to align the interests of our directors with those of our shareholders and for directors to hold equity ownership positions in the Company that are meaningful in their individual circumstances. Directors are required to own common stock of the Company that has a value of at least three times their annual retainer. Included in this total are shares of common stock and restricted shares of common stock, but not stock options. Each director is given three years from the date of his or her initial appointment or election to reach this ownership level. 2007 was the first year the directors received an annual retainer and the Nominating and Corporate Governance Committee intends to review its current policy with respect to minimum share ownership requirements for directors.

Policies on Business Conduct and Ethics

                 The Company has a Code of Business Conduct and Ethics, which was last revised as of March 2008. The Code, which applies to our directors, officers, consultants and employees, is available on our website at www.tnfg.com. Any amendment to, or waiver of, any provisions of the Company's Code of Business Conduct and Ethics will be promptly disclosed on our website.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

                 The Board is currently comprised of six directors. The Board, at the recommendation of the Nominating and Corporate Governance Committee, has nominated each of the following six individuals to serve as a director for a term of one year:

Bernay Box Charles B. Brewer Russell N. Crawford Gayle C. Tinsley Murrey Wanstrath Stephen B. Watson

                 Each of the nominees currently serves as a member of the Board. If elected to another term at the Annual Meeting, each nominee will serve as a member of our Board until the date of next year's annual meeting or until his successor has been elected and qualified, subject to his prior resignation, death or removal.

                 Each nominee has consented to serve as a member of the Board if re-elected for another term. Nevertheless, if any nominee becomes unable to stand for election (which the Board does not anticipate happening), each proxy will be voted for a substitute designated by the Board or, if no substitute is designated by the Board prior to or at the Annual Meeting, the Board will act to reduce the membership of the Board to the number of individuals nominated.

                 There is no family relationship between any nominee and any other nominee or any executive officer of ours. The information set forth below concerning the nominees has been furnished to us by the nominees.

The Board recommends that you vote "FOR" the election of each of the above named nominees to the Board. Proxies solicited by the Board will be voted "FOR" the election of each of the nominees named above unless instructions to the contrary are given.

Our Directors

                 Bernay Box has served as a director and as Chairman of the Board since June 2006. Mr. Box is the founder and has been during the past five years the managing partner of Bonanza Capital, Ltd., a private investment partnership he founded in 1999. Based in Dallas, Texas, Bonanza Capital, Ltd. is a small-cap investment fund managing money for high net worth and institutional clients. Mr. Box is also the President of Bonanza Fund Management, Inc., which is the general partner of Bonanza Capital, Ltd., the investment manager of Bonanza Master Fund, Ltd., the largest holder of shares of our common stock. Mr. Box has over 20 years of investment experience and is a graduate of Baylor University. Mr. Box is 46 years old.

                 Charles B. Brewer has served as a director since January 2004. Mr. Brewer serves as President and Chief Executive Officer of Senior Quality Lifestyle Corporation, a non-profit corporation that operates upscale retirement and assisted living communities in Dallas, Houston and Barton Creek, Texas. Mr. Brewer serves on the board and as chairman of each of the non-profit boards for these communities and for new communities being developed in Fort Worth and Corpus Christi. Mr. Brewer is an attorney and has served as a director of a number of publicly traded companies. He has been principally employed for the last 18 years in restructuring financially troubled companies on behalf of various creditor groups. In the past five years, Mr. Brewer has served as an executive officer, and/or chief executive officer and as a director at Capital Gaming Corporation and American Eco Corporation, and was employed during periods when each of those companies sought to reorganize under Chapter 11 of the United States Bankruptcy Code. Mr. Brewer holds B.A. and J.D. degrees from Southern Methodist University. Mr. Brewer is 59 years old.

                 Russell N. Crawford has served as a director since June 2005. Mr. Crawford is General Manager of Diverse Construction in Dallas, Texas. Diverse Construction is a general contracting firm doing business in the Southwestern United States. Prior to Diverse Construction, Mr. Crawford was Principal of Crawford Consulting Services, a consultancy focusing on the construction industry. From 2001 to 2004, Mr. Crawford served as Vice President and Chief Marketing Officer of Mills Electrical Contractors, a division of

Integrated Electrical Services, Inc., in Dallas, Texas. His long career in the electrical services industry has included, among other executive and management positions, the founding and serving as President of Crawford Electric Supply Company in Dallas, Texas from 1986 to 1997. Mr. Crawford holds a B.S. degree in Biology and Chemistry from Stephen F. Austin State University. Mr. Crawford is 60 years old.

                 Gayle C. Tinsley has served as a director since April 1998. From April 1998 to September 2001, Mr. Tinsley was also Chief Operations Officer of the Company. Since October 2001, Mr. Tinsley has served as chief operating officer of CW Dalcan Management Services, Ltd., a real estate management company that owns and operates multiple commercial buildings in Texas and Louisiana. Mr. Tinsley has more than 40 years of senior management experience with high-tech companies ranging in size from startup to Fortune 500 corporations. Mr. Tinsley has also served as a consultant to small businesses in the areas of business and marketing plan development and capital funding. Mr. Tinsley has held positions as Vice President of Sales, Marketing and Technical Services with VMX Corporation, President and Chief Executive Officer of Docutel/Olivetti Corporation and various management positions with Xerox Corporation, Recognition Equipment, Inc. and IBM Corporation, where he began his business career. Mr. Tinsley received both his B.S. and Master's Degrees from East Texas State University, now Texas A & M University, Commerce. Mr. Tinsley is 77 years old.

                 Murrey Wanstrath has served as a director of the Company since June 2006. Mr. Wanstrath has acted as the Company's interim Chief Financial Officer, Secretary and Treasurer since November 19, 2007 pursuant to a Services Agreement entered into by the Company and Bonanza Fund Management, Inc. For additional information regarding the Services Agreement, please refer to "Certain Relationships and Related Transactions" below. Mr. Wanstrath has been a Managing Director with Bonanza Capital, Ltd. since November 2005. Mr. Wanstrath was an investment banker with Stonegate Securities from December 2004 through October 2005, as well as a senior equity analyst for Hibernia Southcoast Capital from October 2001 through May 2004. Mr. Wanstrath also worked as a manager in the transaction services group for Ernst & Young from January 1999 through October 2001, and from May through December of 2004. Mr. Wanstrath, CPA (Inactive), has earned the Chartered Financial Analyst designation, and graduated from the University of Arkansas in Fayetteville with a Bachelor of Business Administration in Accounting. Mr. Wanstrath is 34 years old.

                 Stephen B. Watson has served as a director since January 2004. Mr. Watson is the International Chairman of Stanton Chase International, an executive search firm, having previously served as Managing Director of Stanton Chase International's Dallas office since December 2001. Prior to Stanton Chase International, Mr. Watson was a managing director at Russell Reynolds Associates, a senior partner at Heidrick & Struggles and the technology practice leader and board member of Ray & Berndtson. Mr. Watson previously served as Chairman, President and CEO of Micronyx, a leading supplier of security products, spent nine years at Tandem Computers where he was regional director and over 13 years at Burroughs Corporation, where he held various management positions. Mr. Watson received his B.S. degree in electrical engineering from the University of Wisconsin, and his M.B.A. from Southern Methodist University. Mr. Watson is 60 years old.

PROPOSAL NO. 2

REINCORPORATION OF THE COMPANY IN ILLINOIS

Overview

                 The Board has approved, and unanimously recommends that the shareholders approve, a proposal to merge the Company into a newly created wholly-owned Illinois subsidiary of the Company, Terra Nova Newco, Inc. ("Terra Nova Illinois") in order to change our state of incorporation from Texas to Illinois (the "Reincorporation"). The Reincorporation is subject to approval by our shareholders of the Reincorporation Agreement and Plan of Merger (the "Merger Agreement"), in substantially the form attached to this proxy statement as Exhibit A. If the Company's shareholders approve the Merger Agreement at the Annual Meeting, the Company and Terra Nova Illinois will enter into the Merger Agreement, the Company will be merged into Terra Nova Illinois and Terra Nova Illinois will be the surviving corporation and will change its name to Terra Nova Financial Group. Inc.

                 Terra Nova Illinois is a wholly owned subsidiary of the Company established solely for the purpose of effecting the Reincorporation. Terra Nova Illinois does not have as of the date of this proxy statement, and will not have prior to the Reincorporation, any business, assets, liabilities or operations. Copies of Terra Nova Illinois' articles of incorporation and bylaws are attached to this proxy statement as Exhibit B and Exhibit C. We sometimes refer to them in this proxy statement as the Illinois Articles of Incorporation and the Illinois Bylaws, respectively.

                 Approval of the Reincorporation, including the Merger Agreement, requires the affirmative "FOR" vote, either in person or by proxy, of shareholders holding at least two-thirds of the shares of our common stock outstanding as of the record date.

                 The discussion below is qualified in its entirety by reference to the full text of the Merger Agreement, the Illinois Articles of Incorporation, the Illinois Bylaws and by the applicable provisions of the Texas corporate law and the Illinois corporate law. Certain changes in the rights of our shareholders will result under Illinois law, the Illinois Articles of Incorporation and Illinois Bylaws. See "Comparison of Shareholder Rights Before and After the Reincorporation" below for a description of some of these changes.

Effect of Not Obtaining the Required Vote for Approval

                 If the Reincorporation fails to obtain the requisite vote for approval, the Merger Agreement will not be entered into and the Company will remain incorporated in Texas.

No Change in Business, Management or Physical Location

                 The Reincorporation will effect a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." The Reincorporation will not, however, result in any change in the Company's business, management, location of any of the Company's offices or facilities, assets, liabilities or financial condition. The Company's officers and directors will not change as a result of the Reincorporation. All employee benefit and incentive plans of the Company will become Terra Nova Illinois plans, and each option or right issued under any such plan will automatically be converted into an option or right to purchase the same number of shares of common stock of Terra Nova Illinois, at the same price per share, upon the same terms and subject to the same conditions. Other employee benefit arrangements of the Company will also be continued by Terra Nova Illinois upon the terms and subject to the conditions currently in effect.

Effects of the Merger

                 If the Merger Agreement is approved, upon the effectiveness of the reincorporation merger under the Merger Agreement:

•	the Company's legal existence as a separate corporation will cease and the Illinois Articles of Incorporation and the Illinois Bylaws will govern the surviving corporation;

•	all of the assets, liabilities, rights and obligations of the Company will become assets, liabilities, rights and obligations of Terra Nova Illinois, the surviving corporation;

•	each outstanding share of common stock of the Company will automatically be converted into one share of common stock, $0.01 par value, of Terra Nova Illinois, subject to any exercised appraisal rights;

•	each outstanding option and warrant to purchase shares of common stock of the Company will automatically be converted into an option or warrant, as applicable, to purchase an identical number of shares of common stock of Terra Nova Illinois; and

•	Terra Nova Illinois will change its name to "Terra Nova Financial Group, Inc."

                 However, there will be no automatic conversion for those shares with respect to which the holders thereof entitled to do so duly exercise their dissenters' rights under Texas law. See "Rights of Dissenting Shareholders" below for a description of these rights.

                 Following the effectiveness of the Reincorporation, certificates representing shares of common stock of the Company will be deemed to represent an equal number of shares of common stock of Terra Nova Illinois into which such shares will be automatically converted pursuant to and in accordance with the Merger Agreement. The Reincorporation will not affect the validity of currently outstanding stock certificates. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF TERRA NOVA ILLINOIS. INSTEAD, WHEN EXISTING STOCK CERTIFICATES ARE PRESENTED FOR TRANSFER, NEW CERTIFICATES WILL BE ISSUED BY TERRA NOVA ILLINOIS.

Effective Time

                 If approved by the shareholders, it is anticipated that the reincorporation merger, and consequently the Reincorporation, will become effective upon filing the requisite merger documents in Texas and Illinois (the "Effective Date"), which filings are expected to be made as soon as practicable following the Annual Meeting. As described in the Merger Agreement, at any time prior to the Effective Date, the Merger Agreement may be terminated and the reincorporation merger may be abandoned by the Company, and the consummation of the reincorporation merger may be postponed for a reasonable period (whether before or after approval of the Merger Agreement by the Company's shareholders). In addition, the Company and Terra Nova Illinois may amend the Merger Agreement at any time prior to the Effective Date, provided that any amendment made after obtaining shareholder approval may not (a) alter or change the amount or kind of shares to be received in exchange for or in conversion of all or any of the shares of the Company; or (b) alter or change any term of the Merger Agreement if such alteration or change would adversely affect the holders of shares of common stock of the Company.

Regulatory Approval

                 To the Company's knowledge, no federal or state regulatory requirements (other than those imposed by the corporate laws of Texas and Illinois) must be complied with and no governmental approval is necessary in connection with the implementation of the Reincorporation other than federal securities and applicable state blue sky laws.

Accounting Treatment of the Reincorporation Merger

                 The Reincorporation will be accounted for as a reverse merger. The historical financial statements of the Company, which previously have been reported, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of Terra Nova Illinois.

Federal Income Tax Consequences

                 The Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. We believe that, for federal income tax purposes, no gain or loss will be recognized by us, Terra Nova Illinois or our shareholders who receive shares of Terra Nova Illinois in connection with the Reincorporation in exchange for their shares of common stock of the Company. The aggregate tax basis of the shares of common stock of Terra Nova Illinois received by a shareholder as a result of the Reincorporation will be the same as the aggregate tax basis of the shares of common stock of the Company converted into such shares of Terra Nova Illinois held by such shareholder as a capital asset at the time of the Reincorporation. A shareholder who holds shares of common stock of the Company will include in his, her or its holding period for the shares of common stock of Terra Nova Illinois that he, she or it receives as a result of the Reincorporation his, her or its holding period for the shares of common stock of the Company converted into such shares of common stock of Terra Nova Illinois, provided the shares are held as a capital asset at the time of the Reincorporation.

                 The receipt by dissenting shareholders of cash in exchange for their shares will be a taxable event to such shareholders. Shareholders are advised to consult their own tax advisor as to the federal, state or local tax consequences of the Reincorporation in view of their respective circumstances.

                 The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Internal Revenue Code of 1986, as amended.

                 STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

Effect on Current Market Value of Our Stock

                 The Company is not aware of any reason why implementation of the Reincorporation and the conversion of shares of its common stock into shares of common stock of Terra Nova Illinois would cause the market value of the shares of common stock of Terra Nova Illinois following the Reincorporation to be different from the present market value of our outstanding common stock.

Federal Securities Law Consequences

                 The issuance by Terra Nova Illinois of shares of its common stock to shareholders of the Company pursuant to the Reincorporation, if implemented, will constitute an exchange offer under the Securities Act of 1933, as amended (which we sometimes refer to in this proxy statement as the Securities Act). Nevertheless, the shares of common stock to be issued by Terra Nova Illinois in exchange for shares of our common stock will be exempt from registration under the Securities Act based on an exemption from registration applicable to a merger which has, as its sole purpose, a change in the corporate domicile of the corporation.

                 Following the Reincorporation, Terra Nova Illinois will be a publicly-held corporation and will file with the SEC and provide to its shareholders the same type of information that we have previously filed and provided. The common stock of Terra Nova Illinois is expected to continue to be traded without interruption on the over-the-counter Bulletin Board market following the Reincorporation under the same symbol. Shareholders whose shares were freely tradable before the Reincorporation will continue to have freely tradable shares of Terra Nova Illinois. Shareholders holding restricted securities of the Company will receive securities of Terra Nova Illinois subject to restrictions identical to those to which their Company securities are presently subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares in Terra Nova Illinois on the date they acquired their shares in the Company. In summary, Terra Nova Illinois and its shareholders will generally be in the same respective positions under the federal securities laws after the Reincorporation as the Company and its shareholders were prior to the Reincorporation.

Principal Reasons for and Effects of the Reincorporation

                 For many years, the State of Illinois has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are updated and revised periodically to meet changing business needs. Furthermore, Illinois courts have developed considerable expertise in dealing with corporate issues, and a growing body of case law is developing construing Illinois law and establishing public policies with respect to Illinois corporations. The Board believes that Illinois provides predictability with respect to corporate legal affairs and would allow the Company to be managed more efficiently.

                 Our headquarters and the majority of our operations, management and employees are located Chicago, Illinois. We have significantly reduced our operations in Texas, and expect in the future to further reduce our presence there. As a Texas corporation doing business in Illinois, we are required to be qualified to do business in Illinois, which requires us to pay taxes and satisfy certain reporting requirements in Illinois as well as in Texas. If we reincorporate in Illinois, while we may for a period of time still be required to be qualified to do business in Texas, we expect that we will be able to reduce the amount of our franchise taxes. Accordingly, the Board believes that it is in the best interests of the Company and its shareholders to become organized under and subject to the Illinois Business Corporations Act (which we sometimes refer to in this proxy statement as the IBCA).

Rights of Dissenting Shareholders

                 With certain exceptions that are not applicable to the Reincorporation, Article 5.11 of the Texas Business Corporations Act (which we sometimes refer to in this proxy statement as the TBCA) gives each shareholder entitled to vote on the Reincorporation the right to object to a merger. Article 5.12 of the TBCA gives each shareholder entitled to vote on the Merger Agreement the right to demand payment of the fair value of his, her or its shares calculated as of the day before the vote authorizing the reincorporation merger, excluding any appreciation or depreciation in anticipation of the reincorporation merger. Inasmuch as the Reincorporation contemplates such a merger, the rights under Article 5.11 will apply to the Reincorporation. However, because the reincorporation merger is not intended to have any material effect upon the Company's business or financial condition, the Company reserves the right to abandon the Reincorporation for any reason at any time before the merger becomes effective, and would expect to do so if the holders of a substantial number of shares of our common stock entitled to exercise dissenter's rights do so.

                 In order to perfect his, her or its dissenter's rights, a shareholder must, prior to the shareholder vote on the reincorporation merger, file with the Company a written objection to the reincorporation merger, notifying the Company that his, her or its right to dissent will be exercised if the reincorporation merger is effected and specifying the address to which notice shall be delivered or mailed in such event. If our merger into Terra Nova Illinois is effected and the shareholder has not voted in favor thereof, we must, within 10 days after the reincorporation merger is effected, deliver or mail to such shareholder written notice of that fact and such shareholder may, within 10 days from the delivery or mailing of such notice, make written demand on Terra Nova Illinois for payment of the fair value of his, her or its shares. Such demand must state the number and class of shares owned by the dissenting shareholder and an estimate of the fair value of those shares. It is not necessary for the shareholder to vote against the Merger Agreement (although the shareholder may not vote in favor of the Merger Agreement if he, she or it desires to preserve his, her or its dissenter's appraisal rights). Any shareholder failing to make demand within the 10-day period will be bound by such corporate action. A vote against or an abstention with respect to the proposed Merger Agreement will not satisfy the requirement that the shareholder make demand for payment of his, her or its shares.

                 Within 20 days after demanding payment in the manner described above, each holder of certificates representing shares so demanding payment shall submit such certificates to Terra Nova Illinois for notation thereon that such demand has been made. Within 20 days after the Company's receipt of a demand by the dissenting shareholder for payment of the fair value of his, her or its shares, we shall deliver or mail to the dissenting shareholder a written notice that we will either: (i) pay the amount claimed within 90 days after the date the reincorporation merger is effected upon the surrender of duly endorsed certificates; or (ii) pay some other amount as the fair value within 90 days after the date the reincorporation merger was effected, upon receipt of notice within 60 days after the date the reincorporation merger was effected from the shareholder that he, she or it will accept such amount in exchange for surrender of his, her or its duly endorsed certificates. If we and the dissenting shareholder can agree upon the fair value, such value will be paid and the dissenting shareholder will cease to have any interest in such shares. If agreement as to the fair value cannot be reached, either the dissenting shareholder or we may, within the time limits prescribed by Article 5.12 of the TBCA, file a petition in a court of competent jurisdiction asking for a finding and determination of the fair value of such shares. Court costs will be allocated between the parties in such manner as the court shall determine to be fair and equitable.

                 The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, and such summary is qualified in its entirety by references to Article 5.11, 5.12 and 5.13 of the TBCA, which are reproduced in full as Exhibit D to this proxy statement.

Comparison of Shareholder Rights Before and After the Reincorporation

                 The rights of our shareholders are currently governed by Texas law and our articles of incorporation and bylaws, both as amended and in effect on the date of this proxy statement. The Merger Agreement provides that, at the effective time of the reincorporation merger, our separate corporate existence will cease and our former shareholders will become shareholders of Terra Nova Illinois. Accordingly, after the Reincorporation, the rights of shareholders will be governed by Illinois law, the Illinois Articles of Incorporation and the Illinois Bylaws. Our articles of incorporation and bylaws are available for inspection during business hours at the principal executive offices of the Company and have been filed as exhibits to our Annual Report on Form 10-KSB for the year ended December 31, 2007, which is available at www.sec.gov. In addition, copies may be obtained by writing to the Company at 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606, Attention: Investor Relations Department.

                 Some of the differences between the rights of our shareholders prior to the Reincorporation and the rights our shareholders will have after the Reincorporation as shareholders of Terra Nova Illinois are summarized below. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the TBCA, our present articles of incorporation and bylaws, the IBCA, the Illinois Articles of Incorporation and the Illinois Bylaws.

                 Business Combinations with Affiliated Shareholders. The TBCA prohibits certain transactions, including mergers, asset sales, reclassifications and loans, between a Texas corporation and an "affiliated shareholder" during the three-year period following the date on which such shareholder acquired his, her or its shares, unless (i) the board of directors approved either the transaction or the acquisition of the shares prior to the date the shareholder became an affiliated shareholder or (ii) the transaction is approved by holders of at least two-thirds of the outstanding voting shares of the corporation, excluding those shares held by the affiliated shareholder, at a meeting held not less than six months after the shareholder acquired his, her or its shares. Under Texas law, an "affiliated shareholder" is a person that is currently, or was at some point in the previous three years, the beneficial owner of 20% or more of the outstanding voting shares of the corporation.

                 A similar prohibition against transactions with affiliated shareholders exists in the IBCA. The IBCA prohibits certain transactions between an Illinois corporation and an "interested shareholder" during the three-year period following the date on which the shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder, the board of directors of the corporation approved either the transaction or the acquisition of such stock, (ii) at the time the interested shareholder became an interested shareholder, he, she or it acquired 85% or more of the outstanding stock of the corporation, excluding shares held by directors who are also officers and shares held under certain employee stock plans, or (iii) the transaction is approved by the corporation's board of directors and holders of at least two-thirds of the outstanding voting shares (excluding those shares held by the interested shareholder) at an annual or special meeting. The IBCA defines an "interested shareholder" as a person who is currently, or was at some point in the previous three years, the beneficial owner of 15% or more of the outstanding voting shares of the corporation. The IBCA provides that certain corporations do not have to comply with the foregoing, including those that do not have a class of voting shares that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market or (iii) held of record by more than 2,000 shareholders, and those that do not have their principal place of business or principal executive office in Illinois, own sufficient assets in Illinois or have sufficient numbers of shareholders that are residents of Illinois.

                 Illinois law provides additional protection to corporations subject to the reporting requirements of the Exchange Act with regard to business combinations between an Illinois corporation and an interested shareholder. In order to engage in one of these transactions, the corporation must receive the approval of holders of at least 80% of the combined voting power of the then outstanding shares of all classes of the corporation's stock entitled to vote in the election of directors and approval of a majority of the voting shares held by disinterested shareholders. The higher voting requirements are not required if the business combination is approved by at least two-thirds of the directors who are not associated with the interested shareholder or if certain procedural and price requirements are satisfied.

                 Both Texas and Illinois law allow corporations, in certain instances, to have provisions in their articles of incorporation and bylaws, whereby such corporations elect not to be governed by these business combination rules. We do not have a provision providing for such an election in our articles of incorporation or bylaws, and such an election was not made by Terra Nova Illinois in its organizational documents.

                 Class Voting. Under both Texas and Illinois law, class voting is required in connection with (i) certain amendments to a corporation's articles of incorporation, (ii) a merger or consolidation requiring shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a corporation's articles of incorporation, would require class voting or if the articles of incorporation so provide or (iii) sales of all or substantially all of the assets of a corporation if the articles of incorporation so provide. The Company effected a redemption of all of its outstanding shares of preferred stock, and accordingly Terra Nova Illinois will not have any outstanding preferred stock after the Reincorporation.

                 Non-Cumulative Voting. Our articles of incorporation prohibit cumulative voting. Under Illinois law, if the articles of incorporation do not provide otherwise, each shareholder will be entitled to one vote for each share owned, and cumulative voting will apply in all elections for directors. The Illinois Articles of Incorporation eliminate cumulative voting rights in all circumstances.

                 Vote Required for Routine Shareholder Actions. Our bylaws provide that routine actions of the shareholders require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at a meeting where a quorum (a majority of outstanding shares entitled to vote) is present. The Illinois Bylaws contain a similar provision. While Illinois law permits the establishment of supermajority requirements mandating a higher percentage vote for shareholder action, the Illinois Articles of Incorporation and the Illinois Bylaws do not contain such a provision.

                 Vote Required for Extraordinary Events. Under both Texas and Illinois law, the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote is required in order to approve (i) sales of all or substantially all of the assets of a corporation, (ii) charter amendments, and (iii) most mergers and consolidations, unless the articles of incorporation supersede this requirement by specifying a smaller or larger requirement, which may not be less than a majority of the shares entitled to vote. Our articles of incorporation and the Illinois Articles of Incorporation do not alter these statutory rules.

                 Call of Special Meetings by Shareholders. Under Texas law, special meetings of shareholders of a Texas corporation may be called by (i) the president, the board of directors or such other person as may be authorized in the corporation's articles of incorporation or bylaws or (ii) shareholders of the corporation who own at least 10% of all of the shares entitled to vote, unless the corporation's articles of incorporation provide for a number of shares greater than or less than 10%, but in no event may the articles of incorporation provide for a number of shares greater than 50%. Our articles of incorporation provide that the affirmative vote of holders of at least two-thirds of all our outstanding shares entitled to vote generally in the election of directors shall be required to call a special meeting of shareholders. Additionally, our bylaws provide that a special meeting of shareholders may be called by the president, the Board or the chairman of the Board, and that a special meeting of shareholders must be called by the president at the request of holders of not less than two-thirds of all outstanding shares of the Company entitled to be cast on any issue at such a meeting.

                 Under Illinois law, special meetings of shareholders may be called by the president, the board of directors, the holders of not less than one-fifth of all outstanding shares entitled to vote on the matter for which the meeting is called or by such other officers or persons as may be designated in the corporation's articles of incorporation or bylaws. The Illinois Articles of Incorporation and Illinois Bylaws contain the same provisions with respect to special meetings as do our articles of incorporation and bylaws.

                 Preemptive Rights. Under both Illinois and Texas law, shareholders do not have preemptive rights to acquire authorized but unissued shares, unless such rights are specifically provided in the corporation's articles of incorporation. Our articles of incorporation and the Illinois Articles of Incorporation provide that shareholders have no preemptive rights. Accordingly, the Reincorporation will not alter shareholders' rights with respect to preemptive rights.

                 Amendments to Bylaws. Texas law provides that the board of directors has the power to adopt, alter, amend or repeal the corporation's bylaws, unless the corporation's articles of incorporation reserves this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the board of directors may not amend or repeal that bylaw. Our articles of incorporation and bylaws provide that the bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the affirmative vote of a majority of either the board of directors or the shareholders present at any meeting at which a quorum of each respective body is present, except that certain provisions of the bylaws may be amended, supplemented or repealed only by the affirmative vote of the holders of at least two-thirds of all of our shares entitled to vote generally in the election of directors, voting together as a single class.

                 Similarly, under Illinois law, both the shareholders and the board of directors have the power to make, alter, amend or repeal the corporation's bylaws, unless the power is reserved to the shareholders by the corporation's articles of incorporation. If adopted by the shareholders, a specific bylaw may provide that the board of directors may not alter, amend or repeal such bylaw. The provision contained in the Illinois Bylaws regarding the ability to adopt, alter, amend or repeal the Illinois Bylaws is substantially identical to the one currently contained in our bylaws.

                 Removal of Directors. Under Texas law, except in the case of a corporation with a classified board, any director or the entire board may be removed, with or without cause, by vote of the shareholders of a majority of shares then entitled to vote at an election of directors, subject to restrictions on removal which may be contained in the bylaws or articles of incorporation. Our Articles of Incorporation provide that, subject to any rights of the holders of any series of any preferred stock then outstanding, a director may be removed from office at any special or annual meeting called for such purpose by the affirmative vote of the holders of at least a majority of all outstanding voting shares of the corporation entitled to vote generally in the election of directors, voting together as a single class.

                 Under Illinois law, directors may be removed, with or without cause, by the vote of the holders of a majority of outstanding shares entitled to vote in an election of directors. The Illinois Articles of Incorporation contain the same provision with respect to the removal of directors as does our articles of incorporation. Accordingly, the Reincorporation will not alter shareholders' rights with respect to the removal of directors.

                 Vacancies on the Board of Directors. Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. Our Articles of Incorporation and bylaws provide that vacancies on the board of directors may be filled by majority vote of the directors then in office, even though less than a quorum, or by a sole remaining director.

                 Under Illinois law, any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose, and, unless the bylaws provide otherwise, that the board of directors may fill vacancies arising between meetings of shareholders by reason of an increase in the number of directors or otherwise.

                 Personal Liability of Directors. Both Texas and Illinois permit a corporation to have in its articles of incorporation a provision that limits or eliminates the personal liability of directors to the corporation or its shareholders for monetary damages for breaches of fiduciary duty as a director, subject to certain exceptions. Our articles of incorporation and the Illinois Articles of Incorporation both contain such a provision. These provisions have no effect upon any liability that a director may have to shareholders of the corporation under federal securities laws or upon the availability to shareholders of equitable remedies.

                 Indemnification. Under both Texas and Illinois law, a corporation may indemnify directors and officers who are or are threatened to be made parties to civil, criminal, administrative or investigative proceedings by reason of the fact that such person was a director or officer of the corporation, against expenses, judgments, fines and amounts paid in settlement if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to criminal proceedings, had no reasonable cause to believe that the conduct was unlawful. Both the TBCA and the IBCA provide that the indemnification granted pursuant to those statutes shall not be deemed to be exclusive of any rights to which a person seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Texas and Illinois law, a corporation may purchase insurance on behalf of any director or officer against liability incurred by such person in such capacity whether or not the corporation would have power to indemnify such person against such liability under the relevant statute. Under Texas and Illinois law, expenses incurred by a director or officer in defending a proceeding may be paid by the corporation in advance of the final disposition of the matter if such person undertakes to repay such amount in the event it is ultimately determined that such person is not entitled to be indemnified by the corporation pursuant to the statute. Under Texas and Illinois law, a corporation is required to notify its shareholders when indemnity has been paid or expenses advanced.

                 Our bylaws provide that the Company is empowered to indemnify its directors, officers, agents and employees to the maximum extent permitted under the TBCA. The Illinois Bylaws contains an identical provision with respect to the IBCA.

                 Shareholders Appraisal (or Dissenter's) Rights. Except for the limited classes of mergers, share exchanges, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, and as set forth in this paragraph, shareholders of Texas corporations with voting rights have appraisal rights in the event of a merger, consolidation, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the shares held by the shareholder are part of a class of shares which are listed on a national securities exchange, the Nasdaq Stock Market or designated as a national market security on an interdealer quotation system by the Financial Industry Regulatory Authority Inc. ("FINRA"), or are held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange; (ii) the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any holder of shares of the same class or series; and (iii) the shareholder is not required by the terms of the plan of merger or exchange to accept any consideration other than (a) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are (A) listed, or authorized for listing upon official notice of issuance, on a national securities exchange; (B) approved for quotation as a national market security on an interdealer quotation system by the FINRA; or (C) held of record by not less than 2,000 holders; (b) cash in lieu of fractional shares otherwise entitled to be received; or (c) any combination of (a) and (b).

                 Illinois law permits shareholders to dissent and receive payment for their shares with respect to (i) the consummation of a plan of merger, consolidation or share exchange that requires shareholder approval or involves the merger of that corporation into its parent corporation or into another subsidiary corporation of its parent corporation; (ii) the consummation of sale, lease or exchange of all or substantially all of a corporation's property and assets other than in the usual and regular course of business; or (iii) an amendment to a corporation's articles of incorporation than materially and adversely affects a shareholder's rights because it alters or abolishes preferential or redemption rights. To obtain such rights, the shareholders are required to follow certain procedural steps and the corporation is required to provide certain financial information plus either a commitment to pay the estimated fair value of the dissenting shares or a direction to the dissenting shareholders to sell their shares into the public market, if such a market is available.

                 The Board recommends that you vote "FOR" the approval of the Reincorporation and the Merger Agreement. Proxies solicited by the Board will be voted "FOR" the approval of the Reincorporation and the Merger Agreement unless instructions to the contrary are given.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                 The Audit Committee has appointed KBA Group LLP as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements for the year ending December 31, 2008, subject to ratification of the appointment by the Company's shareholders. During the 2007 fiscal year, KBA Group LLP served as our independent registered public accounting firm. We have been advised by KBA Group LLP that neither it nor any of its members has any direct or indirect financial interest in us.

                 Although we are not required to seek shareholder ratification of this appointment, the Audit Committee and the Board believe it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and the Audit Committee will reconsider the appointment. Representatives of KBA Group LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

                 The Audit Committee recommends a vote "FOR" the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the year ending December 31, 2008. Proxies solicited by the Board will be voted "FOR" the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the year ending December 31, 2008 unless instructions to the contrary are given.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                 The following tables set forth information, as of April 10, 2008 unless otherwise specified, concerning:

•	beneficial ownership of our common stock by (1) Bonanza Master Fund, Ltd., (2) Wellington Management Company, LLP, referred to as "Wellington Management", (3) PAR Investment Partners, L.P., and (4) Forest Hill Capital, L.L.C., referred to as "Forest Hill", which are the only beneficial owners of 5% or more of our common stock; and

•	beneficial ownership of our common stock by (1) all of our current directors, (2) those executive officers named in the Summary Compensation Table included in this proxy statement, referred to as the "named executive officers" in this proxy statement, and (3) all of our current directors and executive officers together as a group.

                 The number of shares beneficially owned by each entity, person, current director, director nominee or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the right to acquire within 60 days after the date of this table, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse or dependent children within his or her household, with respect to the shares set forth in the following table. Unless otherwise indicated, the address for all current executive officers and directors is c/o Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606.

Equity Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class

Bonanza Master Fund, Ltd.	8,693,074 (1)	33.4%
300 Crescent Court, Suite 250
Dallas, TX 75201
Wellington Management Company, LLP	3,333,333 (2)	12.8%
75 State Street
Boston, Massachusetts 02109
PAR Investment Partners, L.P.	2,200,000 (3)	8.4%
One International Place, Suite 2400
Boston, Massachusetts 02110
Forest Hill Capital	2,960,193 (4)	11.4%
100 Morgan Keegan Drive, Suite 430
Little Rock, Arkansas 72202
__________
(1)	According to a Schedule 13D/A filed with the SEC on February 15, 2007, each of Bonanza Master Fund, Ltd. and Bonanza Capital, Ltd. is deemed to be the beneficial owner of 13,399,613 shares of our common stock, (including shares underlying warrants, described in the Schedule 13D/A as being currently exercisable, to purchase 4,706,539 shares of our common stock) and currently shares power to vote or direct the vote of such shares. The Company does not believe that the warrants described in the Schedule 13D/A are currently exercisable and therefore does not include the 4,706,539 shares underlying such warrants in the table above. The Schedule 13D/A indicates that Bonanza Capital, Ltd. is responsible for making investment decisions with respect to Bonanza Master Fund, Ltd. and that it may be deemed to be the beneficial owner of the 13,399,613 shares but that it disclaims beneficial ownership in such shares except to the extent of any pecuniary interest in such shares. Bernay Box, Chairman of the Board of the Company, is the President of Bonanza Fund Management, Inc., which is the general partner of Bonanza Capital, Ltd., which is the Investment manager of Bonanza Master Fund, Ltd.

(2)	According to a Schedule 13G/A filed with the SEC on February 14, 2008, Wellington Management currently shares power to vote or direct the vote of 2,866,667 shares of our common stock owned of record by clients of Wellington Management and shares power to dispose or direct the disposition of 3,333,333 shares of our common stock owned of record by clients of Wellington Management.

(3)	According to a Schedule 13G/A filed with the SEC on February 14, 2008 by PAR Investment Partners, L.P. ("PIP"), PAR Group, L.P. ("PAR Group") and PAR Capital Management, Inc. ("PAR Capital"), PIP, PAR Group and Par Capital beneficially own 3,200,000 shares of our common stock. According to the Schedule 13G/A, each of PIP, PAR Group and Par Capital has sole power to vote and dispose of the 3,200,000 shares of our common stock beneficially owned by it. The number of shares indicated as beneficially owned by each of PIP, PAR Group and Par Capital in the Schedule 13G/A includes shares underlying warrants, which are described in the Schedule 13G/A as being currently exercisable, to purchase 1,000,000 shares of common stock at an exercise price of $3.00 per share. The Company does not believe that the warrants described in the Schedule 13G/A are currently exercisable and therefore does not include the 1,000,000 shares underlying such warrants in the table above. The shares and the warrants are directly held by PIP.

(4)	According to a Schedule 13G/A filed with the SEC on September 21, 2007 on behalf of Forest Hill, an investment adviser, and Mark Lee, the principal of Forest Hill, Forest Hill and Mr. Lee beneficially own 2,960,193 shares of our common stock. According to a Schedule 13G/A, Forest Hill has sole power to vote and dispose of the 2,960,193 shares of our common stock beneficially owned by it. As the principal of Forest Hill, Mr. Lee may direct the vote and disposition of the 2,960,163 shares of our common stock beneficially owned by Forest Hill. According to the Schedule 13G/A, these shares were purchased by Forest Hill for the account of (i) Forest Hill Select Fund, L.P., of which Forest Hill is the general partner, and (ii) Forest Hill Select Offshore Fund, Ltd, to which Forest Hill acts as investment advisor.

Equity Ownership of Directors and Management

Name	Number of Shares Beneficially Owned	Approximate Percent of Class
Jerald G. Kallas	521,627 (1)	2.0%
Mary Patricia Kane	376,701 (2)	1.4%
Michael G. Nolan	171,251 (3)	*
Gayle C. Tinsley	49,384 (4)	*
Russell N. Crawford	25,146 (5)	*
Charles B. Brewer	25,631 (6)	*
Murrey Wanstrath	--	--
Steve B. Watson	26,482 (7)	*
Christian M. Doloc	--	--
Bernay Box	8,693,074 (8)	33.4%
All Officers and Directors as a group (9 persons)	9,512,595	35.9%

__________

*             Percentage of shares beneficially owned does not exceed 1% of the outstanding common stock.

(1)          Includes shares underlying currently exercisable warrants to purchase 185,792 shares of our common stock, of which 166,667 are exercisable at an exercise price of $3.00 per share and 19,125 are exercisable at an exercise price of $2.50 per share.

(2)           Includes shares underlying currently exercisable (A) warrants to purchase 175,334 shares of our common stock, of which 85,334 are exercisable at an exercise price of $3.00 per share and 90,000 are exercisable at an exercise price of $2.50 per share, and (B) options to purchase 25,000 shares of our common stock at an exercise price of $2.50 per share.

(3)           Includes shares underlying currently exercisable (A) warrants to purchase 103,334 shares of our common stock, of which 13,334 are exercisable at an exercise price of $3.00 per share and 90,000 are exercisable at an exercise price of $2.50 per share, and (B) options to purchase 31,250 shares of our common stock at an exercise price of $2.50 per share.

(4)           Includes shares underlying currently exercisable (A) warrants to purchase 25,000 shares of our common stock which are exercisable at an exercise price of $2.50 per share and (B) options to purchase 18,000 shares of our common stock, 16,000 of which are exercisable at an exercise price of $1.50 per share, 1,000 of which are exercisable at an exercise price of $3.80 per share, and 1,000 of which are exercisable at an exercise price of $2.00.

(5)           Includes shares underlying currently exercisable (A) warrants to purchase 18,750 shares of our common stock which are exercisable at an exercise price of $2.50 per share and (B) options to purchase 1,000 shares of our common stock exercisable at an exercise price of $2.00 per share.

(6)           Includes shares underlying currently exercisable (A) warrants to purchase 18,750 shares of our common stock which are exercisable at an exercise price of $2.50 per share and (B) options to purchase 2,000 shares of our common stock, 1,000 of which are exercisable at an exercise price of $2.00 per share, and 1,000 of which are exercisable at an exercise price of $3.80 per share.

(7)           Includes shares underlying currently exercisable (A) warrants to purchase 18,750 shares of our common stock which are exercisable at an exercise price of $2.50 per share and (B) options to purchase 2,000 shares of our common stock, 1,000 of which are exercisable at an exercise price of $2.00 per share, and 1,000 of which are exercisable at an exercise price of $3.80 per share.

(8)           Mr. Box may be deemed a beneficial owner of the securities held by Bonanza Master Fund, Ltd. by virtue of his role as President of Bonanza Fund Management, Inc., which is the general partner of Bonanza Capital Ltd., which is the investment manager of Bonanza Master Fund, Ltd.

Section 16(a) Beneficial Ownership Reporting Compliance

                 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Executive officers, directors and greater than ten percent shareholders are required by Federal securities regulations to furnish us with copies of all Section 16(a) forms they file.

                 Based solely upon a review of filings with the SEC and/or written representations from certain reporting persons that no other reports were required, we believe that all of our directors, executive officers and other Section 16 reporting persons complied during 2007 with the reporting requirements of Section 16(a) other than the following:
•	On February 13, 2007, Mr. Charles Brewer filed a Form 5 reflecting the award of 7,616 shares of our common stock issued on December 20, 2006 and 750,000 warrants issued on August 4, 2006.

•	On February 13, 2007, Mr. Russell Crawford filed a Form 5 reflecting the award of 7,616 shares of our common stock issued on December 20, 2006 and 750,000 warrants issued on August 4, 2006.

•	On February 13, 2007, Mr. Gayle Tinsley filed a Form 5 reflecting the award of 7,185 shares of our common stock issued on December 20, 2006 and 1,000,000 warrants issued on August 4, 2006.

•	On February 13, 2007, Mr. Steven Watson filed a Form 5 reflecting the award of 7,116 shares of our common stock issued on December 20, 2006 and 750,000 warrants issued on August 4, 2006.

•	On February 13, 2007, Mr. Bernay Box filed a Form 5 reflecting the award of 75,730,680 shares of our common stock issued on October 16, 2006.

•	On February 13, 2007, Mr. Michael Nolan filed a Form 5 reflecting the award of 266,666 shares of our common stock issued on October 16, 2006, 3,600,000 warrants issued on August 4, 2006 and 500,000 options issued on December 31, 2006.

•	On February 13, 2007, Ms. Mary Patricia Kane filed a Form 5 reflecting the award of 1,706,667 shares of our common stock issued on October 16, 2006, 3,600,000 warrants issued on August 4, 2006 and 500,000 options issued on December 31, 2006.

•	On June 11, 2007, Mr. Steven Watson filed a Form 4 reflecting the award of 1,250 shares of our common stock issued on March 27, 2007 and 1,136 shares of our common stock issued on June 7, 2007.

•	On June 11, 2007, Mr. Gayle Tinsley filed a Form 4 reflecting the award of 1,250 shares of our common stock issued on March 27, 2007 and 1,136 shares of our common stock issued on June 7, 2007.

•	On June 11, 2007, Mr. Russell Crawford filed a Form 4 reflecting the award of 1,250 shares of our common stock issued on March 27, 2007 and 1,136 shares of our common stock issued on June 7, 2007.

•	On June 11, 2007, Mr. Charles Brewer filed a Form 4 reflecting the award of 1,250 shares of our common stock issued on March 27, 2007 and 1,136 shares of our common stock issued on June 7, 2007.

•	On December 27, 2007, Mr. Christian Doloc filed a Form 3 reflecting the award of 150,000 stock options granted on September 7, 2007.

•	On December 27, 2007, Mr. Ed McClendon filed a Form 3 reflecting the award of 80,000 stock options granted on September 7, 2007 and 20,000 warrants granted on August 4, 2006.

•	On December 27, 2007, Mr. Jerry Kallas filed a Form 3 reflecting the award of 76,500 warrants granted on August 4, 2006 and 166,667 warrants granted on May 22, 2006.

•	On January 14, 2008, Mr. Michael Nolan filed a Form 5 reflecting the award of 156,274 stock options granted on December 13, 2007.

MANAGEMENT

                 The following provides information regarding each of the Company's executive officers as of the date of this proxy statement.

                 Michael G. Nolan was appointed Chief Executive Officer of the Company in August 2006. Mr. Nolan is also President of Terra Nova Financial, LLC, a position he has held since the acquisition of Terra Nova Financial, LLC (which we sometimes refer to in this proxy statement as TNT) by the Company in 2006. Mr. Nolan's responsibilities increased over time since he joined TNT in 1997 to encompass management of the firm's, risk, operations, trading, administration and technology functions, which in turn led to his appointment as TNT's Chief Operations Officer in January 2000, a position he held until May 2006. Previously, Mr. Nolan held positions with financial institutions Archipelago, Chicago Partnership Board of Directors, Man Financial, Geldermann Securities, and A.G. Edwards. Mr. Nolan currently serves as a Director of the Judd Goldman Adaptive Sailing Foundation, Chicago. Mr. Nolan holds a B.A. from Michigan State University. Mr. Nolan is 39 years old.

                 Jerald G. Kallas joined the Company in August 2005 as Managing Director and became an Executive Vice President in October 2006. Mr. Kallas leads the Institutional and Wholesale sales and trading effort at Terra Nova and came to Terra Nova with over 25 years of trading and sales experience. From 1980 to 2005, Mr. Kallas was a partner with the institutional floor brokerage firm Engelman Securities, which was acquired by E-Trade Financial in 2002. Mr. Kallas was a member of the Chicago Stock Exchange from 1981 to July 2006, and during his tenure served on various committees of the exchange. Mr. Kallas is a member of the Securities Traders Association of Chicago, sits on the board of directors of the Wall Street Committee for St. Jude Children's Research Hospital and is a member of the St. Xavier University Advisory Council. Mr. Kallas has a Bachelor of Arts degree from St. Xavier University. Mr. Kallas is 50 years old.

                 Christian M. Doloc joined the Company as a consultant during the first quarter of 2007 and became its Chief Technology Officer in July 2007. Mr. Doloc has more than 18 years of experience in the information technology industry. Mr. Doloc was the founder and chief executive officer of Quantras Research Ltd., a research and development firm specialized in providing expert advice regarding financial engineering, quantitative trading and platform development for electronic trading. Mr. Doloc has extensive experience building electronic trading systems and writing advanced automated trading strategies as a result of analyst and software development positions he held at Ritchie Capital Management (senior quantitative analyst), Goldenberg, Hehmeyer & Co. (director of software development) and Townsend Analytics, Ltd. (software development lead). Mr. Doloc holds a Master of Science in Nuclear Engineering from the University of Bucharest, Romania, and a Ph.D. in Computational Plasma Physics from the University of Orleans, France. Mr. Doloc is 44 years old.

                 For biographical information regarding Mr. Wanstrath, our interim Chief Financial Officer, Secretary and Treasurer, please see his biography under "Election of Directors - Our Directors" set forth above.

EXECUTIVE COMPENSATION

Summary Compensation Table For Years Ended December 31, 2007

                 The following table sets forth the compensation for the services in all capacities to us or our subsidiary companies or their predecessors for the years ended December 31, 2007 and December 31, 2006 of (a) our Chief Executive Officer, (b) the two most highly compensated executive officers, other than our Chief Executive Officer, employed by us as of December 31, 2007, and (c) M. Patricia Kane, who was our Chief Operating Officer and Chief Financial Officer until her departure in November 2007, whose total annual salary and bonus exceeded $100,000, referred to as the "named executive officers" in this proxy statement.

                 Our interim Chief Financial Officer, Mr. Wanstrath, is a director of the Company and a managing director of Bonanza Capital, Ltd. Mr. Wanstrath does not receive any separate compensation from the Company for his services as interim Chief Financial Officer. Please see "Certain Relationships and Related Transactions" below for a description of the Services Agreement pursuant to which the Company pays a fee to Bonanza Fund Management, Inc. for Mr. Wanstrath's services.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total(4) ($)

Michael G. Nolan
Chief Executive Officer	2007	$224,519	$147,500	$100,000	$5,299	$477,318
	2006	$130,770	$150,000	$37,291	--	$318,061

Jerald G. Kallas
Executive Vice President	2007	$149,999	$120,000	--	$6,351	$276,350
	2006	$34,615	$80,000	$7,908	--	$122,523

Christian Doloc	2007	$88,462	$50,000	$114,300	$23,064 (5)	$275,826
Chief Technology Officer	2006	--	--	--	--	--

Patricia Kane
Former Chief Operating Officer
and Chief Financial Officer	2007	$211,971	--	--	$303,703	$515,674
	2006	$130,770	$150,000	$37,291	--	$318,061
__________

(1)	Mr. Nolan's employment as Chief Executive Officer became effective in August 2006 and was based on an annual compensation of $200,000. Mr. Kallas' employment as Executive Vice President became effective in October 2006 and was based on an annual compensation of $150,000. Ms. Kane's employment as Chief Operating Officer and Chief Financial Officer became effective in August 2006 and was based on an annual compensation of $200,000. Ms. Kane left the Company in November 2007. The compensation included in the table above for Messrs. Nolan, Kallas and Doloc and Ms. Kane includes compensation for their services to both us and subsidiaries.

(2)	Represents the compensation cost recognized by us in 2007 related to stock option awards to named executive officers computed in accordance with FAS 123R, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The awards for which cost is shown in this table include the awards granted in 2007 as well as awards granted in prior years for which we continued to recognize compensation cost in 2007. The assumptions used in determining the FAS 123R values are set forth in Note 15 to our consolidated financial statement included in our Annual Report on Form 10-KSB for the year ended December 31, 2007. Pursuant to the terms of the Resignation Agreement and Mutual Release, effective December 26, 2007, she entered into with the Company, Ms. Kane forfeited options to purchase 25,000 shares of our common stock.

(3)	The amounts shown in this column consist of the following components:

Name	Company 401(k) Match(a) ($)	Life Insurance Premiums Paid by Company ($)	Severance Payments and Outplacement Service ($)	Total ($)
Michael G. Nolan	$5,248	$51	--	$5,299
Jerald G. Kallas	$6,300	$51	--	$6,351
Christian Doloc	$1,847	$17	--	$1,864

Name	Company 401(k) Match(a) ($)	Life Insurance Premiums Paid by Company ($)	Severance Payments and Outplacement Service ($)	Total ($)
Patricia Kane	$6,300	$47	$297,356	$303,703

a.	Represents matching contributions to the 401(k) account under the Company's defined contribution 401k plan of each named executive officer. See the description of the plan in "Retirement Plans" below for more information.

(4)	Represents the sum of the amounts in all of the columns of the Summary Compensation Table for each named executive officer.

(5)	Prior to his appointment as Chief Technology Officer of the Company, Mr. Doloc was an independent contractor for the Company, and he was paid $21,200 for his services in such capacity.

                 All of our executives operate under a compensation structure whereby they are entitled to an initial base salary and a discretionary annual target bonus, which may be paid in cash, stock or a combination of both, the amount of which depends on the degree to which the Company achieves certain financial targets (such as growth of revenues), certain operational metrics and the successful implementation of various initiatives, and such other criteria as may be approved by our Board.

                 Our 2005 Long-Term Incentive Plan was originally approved by our shareholders in June 2005 and was subsequently amended in May 2007 to consolidate the Long-Term Incentive Plan with other prior stock-based plans in order to streamline the time and costs associated with administrating such prior plans. The Long-Term Incentive Plan provides that key employees, consultants and non-employee directors of the Company may be granted (i) incentive and non-qualified options to acquire shares of the Company's common stock, (ii) performance based awards, (iii) shares of restricted common stock, (iv) stock appreciation rights and (v) "phantom" stock awards. As of December 31, 2007 1,450,574 shares of stock were authorized for issuance under the Long-Term Incentive Plan and 665,000 were available for grant under the plan.

                 The Company adopted the 2006 Warrant Incentive Plan in May 2006 to provide for the grant of warrants to encourage certain employees and directors of the Company to acquire a proprietary interest in the Company and to share in the future success of the Company's business, to attract and retain outstanding management personnel and directors and to promote a close identity of interests between the Company's employees and directors and the Company's stockholders. As of December 31, 2007 3,500,000 shares of stock were authorized for issuance under the Warrant Incentive Plan and 472,500 were available for grant under the plan.

                 All employees of the Company are employed at will, with no employment agreements. All employees, as a condition of employment, sign a standard non-disclosure agreement which contains among other matters non-solicitation terms.

                 The following table sets forth the outstanding equity awards held by each of our named executive officers as of December 31, 2007:

Outstanding Equity Awards at Fiscal Year-End 2007

	Option Awards(1)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Michael G. Nolan	13,334	--	$3.00	05/15/2011
	90,000	--	$2.50	08/04/2011
	--	270,000 (2)	$2.50	08/04/2011
	25,000	--	$2.50	12/31/2011
	--	25,000 (3)	$2.50	12/31/2011
	--	156,274 (4)	$1.53	12/13/2012

Jerald G. Kallas	166,667	--	$3.00	05/15/2011
	19,125	--	$2.50	08/04/2011
	--	57,375 (5)	$2.50	08/04/2011

Christian Doloc	--	150,000 (6)	$1.65	09/06/2012

Patricia Kane	85,334	--	$3.00	05/15/2011
	90,000	--	$2.50	08/04/2011
	--	270,000 (7)	$2.50	08/04/2011
	25,000	--	$2.50	12/31/2011
____________

(1)	Includes warrants issued and options granted to the named executive officers.

(2)	Warrants to purchase 360,000 shares of common stock at an exercise price of $2.50 per share granted on August 4, 2006. 25% of such warrants will vest and become exercisable on August 4, 2008. 50% of such warrants will vest and become exercisable on August 4, 2009.

(3)	Options to purchase 50,000 shares of common stock at an exercise price of $2.50 per share granted on December 31, 2006, which options vest and become exercisable quarterly until December 31, 2008.

(4)	Options to purchase 156,274 shares of common stock at an exercise price of $1.53 per share granted on December 13, 2007. 50% of such options will vest and become exercisable on December 13, 2008 and December 13, 2009, respectively.

(5)	Warrants to purchase 76,500 shares of common stock at an exercise price of $2.50 per share granted on August 4, 2006. 25% of such warrants will vest and become exercisable on August 4, 2008. 50% of such warrants will vest and become exercisable on August 4, 2009.

(6)	Options to purchase 150,000 shares of common stock at an exercise price of $1.65 per share granted on September 7, 2007. 25% of such options will vest and become exercisable on September 7, 2008 and September 7, 2009, respectively. The remaining 50% of such options will vest and become exercisable on September 7, 2010.

(7)	Warrants to purchase 360,000 shares of common stock at an exercise price of $2.50 per share granted on August 4, 2006. 25% of such warrants will vest and become exercisable on August 4, 2008. The remaining 50% of such warrants will vest and become exercisable on August 4, 2009.

Retirement Plans

                 The Company provides retirement benefits to eligible employees (including the named executive officers) through a defined contribution 401k plan (which we sometimes refer to in this proxy statement as the 401k Plan). All employees are eligible to enroll in the 401k Plan after they reach the age of twenty-one and have completed thirty days of employment with the Company. The Company makes a matching contribution each pay period. In determining the employer match, the Company's salary deferrals up to 6% are matched at 50%. Any employee contributions over 6% are not matched by the Company. The 401k Plan by federal statute can not withhold funds from an employees salary if annual compensation is in excess of $225,000 in 2007 but it may be adjusted in the future for cost of living increases. The Company match is subject to the following vesting schedule: 20% vested after two years and vest an additional 20% each subsequent year, with full vesting achieved after six years of employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                 Since January 1, 2007, we have not been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the years ended December 31, 2007 and 2006 and in which any current director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with the transactions described below.

                 The Company entered into a Resignation Agreement and Mutual Release, effective December 26, 2007, with Ms. Kane, whose departure as the Company's Chief Operating Officer and Chief Financial Officer was announced on November 20, 2007. Pursuant to the agreement, (i) Ms. Kane agreed that she resigned her employment effective November 19, 2007; (ii) the Company and Ms. Kane each received a full release of all claims relating to her employment and resignation, subject to certain exceptions; (iii) warrants to purchase a total of 360,000 shares of our common stock granted by the Company to Ms. Kane will vest pursuant to their original schedule; (iv) Ms. Kane received a lump sum payment of $295,000; (v) the Company agreed to pay Ms. Kane's medical insurance premiums for 6 months following the resignation date and (vi) Ms. Kane vested in 6,250 options that would have otherwise vested at the end of December 2007. The Company also agreed, pursuant to the agreement and subject to certain conditions, to pay any fines assessed against Ms. Kane by the Financial Industry Regulatory Authority relating to her employment with the Company as a result of any regulatory review of the Company. Ms. Kane will remain bound by existing confidentiality, non-solicitation, anti-raiding and non-compete agreements with the Company.

                 On February 14, 2008, the Company entered into a Services Agreement, effective as of November 19, 2007, with Bonanza Fund Management, Inc. pursuant to which Bonanza Fund Management, Inc. agreed to provide the services of Murrey Wanstrath to act as the Company's interim Chief Financial Officer, Secretary and Treasurer. Mr. Wanstrath is an employee of Bonanza Fund Management, Inc., as well as a current director of the Company and has been serving as our interim Chief Financial Officer since Ms. Kane's departure in November 2007. Mr. Box, Chairman of the Board of the Company, is the President of Bonanza Fund Management, Inc. which is the general partner of Bonanza Capital, Ltd., the investment manager of Bonanza Master Fund, Ltd. Bonanza Master Fund, Ltd. is a shareholder of the Company. Pursuant to the Services Agreement, Bonanza Fund Management, Inc. agreed to make Mr. Wanstrath available to serve as the Company's interim Chief Financial Officer, Secretary and Treasurer. During the term of the Services Agreement, we will pay Bonanza Fund Management, Inc. the amount of $4,330 per week and will reimburse Bonanza Fund Management, Inc. for Mr. Wanstrath's reasonable travel and temporary housing costs incurred in connection with providing his services to the Company. The Services Agreement may be terminated by either party upon one week's prior written notice for any reason and will terminate immediately upon notice from Bonanza Fund Management, Inc. if Mr. Wanstrath terminates his employment with Bonanza Fund Management, Inc. The parties agreed to indemnify each other for certain claims against the other relating to the agreement or the provision of services under the agreement.

REPORT OF THE AUDIT COMMITTEE
                 Management is responsible for the Company's internal controls and financial reporting process. KBA Group LLP ("KBA Group"), the Company's independent registered public accounting firm for 2007, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

                 In connection with these responsibilities, the Audit Committee met with management and KBA Group to review and discuss the December 31, 2007 financial statements. The Audit Committee also discussed with KBA Group the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee also received written disclosures and the letter from KBA Group required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with KBA Group the firm's independence.

                 Based upon the Audit Committee's discussions with management and KBA Group, and the Audit Committee's review of the representations of management and KBA Group, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the SEC.

CHARLES B. BREWER
RUSSELL N. CRAWFORD

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FEES

                 The following table shows the aggregate fees that we incurred for audit, audit-related, tax and other services rendered by KBA Group LLP for the years ended December 31, 2007 and 2006:

	2007	2006
Audit Fees	$124,875	$193,417
Audit-Related Fees	$10,000	$19,066
Tax Fees	--	--
All Other Fees	--	--
Total	$134,875	$212,483

Audit Fees. This category consists of the aggregate fees for professional services performed by KBA Group for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-QSB or services that are normally provided by KBA Group in connection with statutory and regulatory filings or engagements for both 2007 and 2006.

Audit-Related Fees. This category consists of the aggregate fees for assurance and related services provided by KBA Group that are reasonably related to the performance of an audit or review of our financial statements and are not reported above under "Audit Fees". In 2007 and 2006, these services were related principally to the review of registration statements.

Tax Fees and All Other Fees. KBA Group did not render any professional services for tax compliance, tax advice and tax planning or any other professional services to the Company during 2006 or 2007.

Audit Committee's Pre-Approval Policies and Procedures

                 The written charter under which the Audit Committee operates requires the Audit Committee to review and pre-approve the plan and scope of all of our independent registered public accounting firms' audit services, non-audit services and related fees. Any proposed services exceeding pre-approved cost levels or any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters require specific pre-approval by the Audit Committee.

PROPOSALS BY SHAREHOLDERS

                 In order for a proposal of a shareholder to be included in the proxy statement and form(s) of proxy relating to our 2009 annual meeting, the proposal must be received by the Company at its principal executive offices at 100 South Wacker Drive, Suite 1550, Chicago, IL 60606 no later than December 31, 2008. In order to be considered for shareholder action at our 2009 annual meeting, a proposal of a shareholder must be received by us at our principal executive offices no later than March 14, 2009. All shareholder proposals should be directed to the attention of our Secretary at our principal executive offices at the address set forth on the first page of this proxy statement.

                 Timely receipt of a shareholder's proposal will satisfy only one of various conditions established by the SEC for inclusion in our proxy materials.

INCORPORATION BY REFERENCE
                 The Audit Committee Report (including reference to the independence of the members of the Audit Committee) is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference.

ANNUAL REPORT
                 Our Annual Report on Form 10-KSB for the year ended December 31, 2007, is being mailed together with this proxy statement to all of our shareholders of record. Upon the written request of any shareholder, we will furnish without charge a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 as filed with the SEC. Written requests may be made to Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606, Attention: Investor Relations Department.

                 For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder during ordinary business hours at our principal executive offices at 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606.

By Order of the Board of Directors TERRA NOVA FINANCIAL GROUP, INC. /s/ Murrey Wanstrath Murrey Wanstrath SECRETARY

Dated: April [28], 2008

EXHIBIT A

REINCORPORATION AGREEMENT AND PLAN OF MERGER

                 This Reincorporation Agreement and Plan of Merger (this "Merger Agreement"), is entered into as of May __, 2008, by and between Terra Nova Financial Group, Inc., a Texas corporation ("TN Texas"), and Terra Nova Newco, Inc., an Illinois corporation and a wholly-owned subsidiary of TN Texas ("TN Illinois").

RECITALS:

                  A.       TN Texas is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. As of the date hereof, the authorized capital stock of TN Texas consists of 150,000,000 shares of common stock, par value $.01 per share, of which _____________ shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $10.00 per share, none of which are outstanding;

                 B.       TN Illinois is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of TN Illinois consists of 150,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $10.00 per share. As of the date hereof and prior to giving effect to the transactions contemplated hereby, no shares of preferred stock of TN Illinois are outstanding and 100 shares of common stock of TN Illinois are issued and outstanding, all of which are held by TN Texas;

                 C.       The board of directors of TN Texas has determined that it is advisable and in the best interests of TN Texas and the shareholders of TN Texas (the "TN Texas Shareholders") to effect the reincorporation of TN Texas in the State of Illinois and has approved a plan of merger providing for the merger of TN Texas with and into TN Illinois on the terms and subject to the conditions set forth herein;

                 D.       The board of directors of TN Illinois has determined that it is advisable and in the best interests of TN Illinois and the sole stockholder of TN Illinois that TN Illinois enter into, and has accordingly approved, a plan of merger providing for the merger of TN Texas with and into TN Illinois on the terms and subject to the conditions set forth herein;

                 E.       The TN Texas Shareholders have approved this Merger Agreement at the regular annual meeting thereof held on May 23, 2008 in accordance with TN Texas' articles of incorporation and bylaws and the Texas Business Corporation Act (the "Texas BCA");

                 F.       The sole stockholder of TN Illinois has approved this Merger Agreement by a duly adopted written consent in accordance with TN Illinois' articles of incorporation and bylaws and the Illinois Business Corporation Act (the "Illinois BCA");

                 G.       The respective boards of directors of TN Texas and TN Illinois have authorized and approved the plan of merger of TN Texas with and into TN Illinois upon the terms and subject to the conditions set forth herein, and have directed that this Merger Agreement be executed by the undersigned officers; and

                 H.       It is the intention of TN Texas and TN Illinois that the Merger (as defined herein) be a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

                 NOW, THEREFORE, for and in consideration of the mutual premises contained in this Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
THE MERGER

                 Section 1.1       Merger of TN Texas into TN Illinois. At the Effective Time (as defined in Section 2.1), TN Texas shall merge (the "Merger") with and into TN Illinois in accordance with the Texas BCA and Illinois BCA.

                 Section 1.2       Effects of Merger. At the Effective Time, the separate existence of TN Texas shall cease and TN Illinois shall be the surviving corporation (hereinafter referred to as the "Surviving Corporation") and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of TN Texas and TN Illinois (together referred to as the "Constituent Corporations"); and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective Constituent Corporations, and the title to any real estate vested in either of such Constituent Corporations by deed or otherwise under the laws of the States of Illinois or Texas, as the case may be, shall not revert or be in any way impaired for any reason whatsoever; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of TN Texas, the TN Texas Shareholders, the board of directors of TN Texas and any committee thereof, and officers and agents of TN Texas which were valid and effective immediately prior to the Effective Time shall be taken for all purposes as corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to TN Texas. Each employee or agent of TN Texas shall become an employee or agent of TN Illinois, as applicable, and continue to be entitled to the same rights and benefits which she or he enjoyed as an employee or agent of TN Texas, as applicable. The requirements of any plans or agreements of TN Texas involving the issuance or purchase by TN Texas of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

ARTICLE II
EFFECTIVE TIME; EFFECTS OF MERGER

                 Section 2.1.       Effective Time. The Merger shall become effective on the date articles of merger are filed with the Secretary of State of the State of Texas and the articles of merger are filed with the Secretary of State of the State of Illinois, whichever filing occurs last (the "Effective Time"). At the Effective Time, the Merger shall have the effects specified in the Illinois BCA, the Texas BCA and this Merger Agreement.

                 Section 2.2.       Articles of Incorporation and Bylaws. At the Effective Time, the articles of incorporation and the bylaws of TN Illinois, as in effect immediately prior to the Effective Time, shall remain the articles of incorporation and bylaws of the Surviving Corporation, with the exception that Item 1 of the articles of incorporation relating to the name of the Surviving Corporation shall be amended upon the Effective Time to read as follows:

                 1.   Corporate Name: Terra Nova Financial Group, Inc.

                 and said articles of incorporation, as herein amended, and bylaws shall continue in full force and effect until the same shall be altered, amended or repealed in accordance with the Illinois BCA.

                 Section 2.3.       Directors and Officers. At the Effective Time, the directors and officers of TN Texas in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation and Illinois law, until his or her successor is duly elected or appointed and qualified, or until his or her earlier death, resignation or removal.

ARTICLE III
CONVERSION AND EXCHANGE OF STOCK
                 Section 3.1       Conversion.

                 (a)       Shares of TN Texas. At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

                 (i) each previously issued share of common stock, par value $.01 per share, of TN Texas ("TN Texas Common Stock") that remains outstanding immediately prior to the Effective Time, other than shares of TN Texas Common Stock, if any, for which appraisal rights have been perfected under Sections 5.12 and 5.13 of the Texas BCA, shall be changed and converted into one fully paid and nonassessable share of common stock, $.01 par value per share, of the Surviving Corporation ("TN Illinois Common Stock"); and

                 (ii) each option, warrant or other similar right to acquire shares of TN Texas Common Stock that remains outstanding immediately prior to the Effective Time shall be changed and converted into an equivalent option, warrant or similar right to acquire (on the same terms and conditions as were applicable to the converted option, warrant or similar right, as applicable) the same number of shares of TN Illinois Common Stock, and no "additional benefits" (within the meaning of Section 424(a)(2) of the Code) shall be accorded to the optionees pursuant to the assumption of their options.

                 (b)       Cancellation. At the Effective Time, each share of TN Illinois Common Stock issued and outstanding immediately prior to the Effective Time and held by TN Texas shall be canceled without any consideration being issued or paid therefor.

                 Section 3.2       Exchange of Certificates.

                 (a)       After the Effective Time, each holder of an outstanding certificate representing TN Texas Common Stock may, at such holder's election, surrender such certificate for cancellation to __________, as transfer agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of TN Illinois Common Stock into which the surrendered shares were converted as provided herein. Unless and until so surrendered, each outstanding certificate theretofore representing shares of TN Texas Common Stock shall be deemed for all purposes to represent the number of shares of TN Illinois Common Stock into which such shares of TN Texas Common Stock were converted at the Effective Time. The holder of record of shares represented by any such outstanding certificate(s), as shown on the books and records of TN Illinois or the Exchange Agent, shall have and be entitled to exercise any voting and other rights with respect to, and to receive dividends and other distributions upon shares of TN Illinois Common Stock represented by, such outstanding certificate(s) until such certificate(s) are surrendered to TN Illinois or the Exchange Agent for transfer, converted or otherwise accounted for.

                 (b)       Each certificate representing TN Illinois Common Stock issued in connection with the Merger shall bear the same legends regarding transfer restrictions, if any, as the certificate representing TN Texas Common Stock converted in accordance herewith and given in exchange therefore (or such other additional legends as may be agreed upon by the holder thereof and TN Illinois), unless otherwise determined by the board of directors of TN Illinois in compliance with applicable laws.

                 (c)       If a certificate representing shares of TN Illinois Common Stock is to be issued in a name other than that in which the certificate representing shares of TN Texas Common Stock surrendered in exchange therefor is registered, it shall be a condition of issuance thereof: (i) that the certificate so surrendered be properly endorsed and otherwise in proper form for transfer; (ii) that such transfer be otherwise proper and comply with applicable federal and state securities laws; and (iii) that the person requesting such transfer pay to TN Illinois or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of TN Illinois that such tax has been paid or that no tax shall result from by reason of the issuance.

                 3.3       Treatment of 2005 Long-Term Incentive Plan; Employee Benefit Plans and Arrangements; Shares of TN Illinois Common Stock Reserved for Issuance.

                 (a)       TN Illinois and TN Texas shall take all action necessary to ensure that:

                                  (i) TN Texas' 2005 Long-Term Incentive Plan (the "LTIP"), as amended and in effect immediately prior to the Effective Time, is wholly, validly and unconditionally assumed by TN Illinois at the Effective Time and that TN Illinois succeeds to all of the rights and obligations of TN Texas under the LTIP, including by taking all action necessary to ensure that each option to purchase shares of TN Texas Common Stock that remains outstanding immediately prior to the Effective Time is converted at the Effective Time into an equivalent option to acquire the same number of shares of TN Illinois Common Stock on the same terms and conditions as were applicable to the converted option;

                                  (ii) each warrant to purchase TN Texas Common Stock outstanding immediately prior to the Effective Time is converted at the Effective Time into a warrant to purchase, on the same terms and conditions as were applicable under such TN Texas warrant, the exact same number of shares of TN Illinois Common Stock; and

                                  (iii) with respect to any equity award otherwise granted under the LTIP, each participant's rights to shares of TN Texas Common Stock under the LTIP becomes rights to shares of TN Illinois Common Stock.

                 (b)       Upon the Effective Time, one (1) share of TN Illinois Common Stock shall be reserved for issuance upon the exercise of options, warrants or other similar rights to purchase one (1) share of TN Texas Common Stock so reserved immediately prior to the Effective Date.

                 (c)       Following the Effective Time, the Surviving Corporation shall maintain in effect all employee benefit plans and arrangements for employees, officers and directors of the Surviving Corporation as in effect for employees, officers and directors of TN Texas immediately prior to the Effective Time. All employees of TN Texas will preserve the credit (for all purposes including eligibility to participate, vesting, vacation entitlement and severance benefits) they had for service with TN Texas as employees of TN Illinois. The Surviving Corporation will assume and honor in accordance with their terms all written employment, severance, retention and termination agreements (including any change in control provisions therein) applicable to employees of TN Texas and its subsidiaries.

ARTICLE IV
GENERAL

                 Section 4.1       Covenants of TN Illinois. TN Illinois covenants and agrees that it will, on or before the Effective Time:

                 (a)       file any and all documents necessary to the assumption by TN Illinois of all of the tax liabilities of TN Texas;

                 (b)       file Articles of Merger with the Secretary of State of the State of Texas;

                 (c)       file Articles of Merger with the Secretary of State of the State of Illinois; and

                 (d)       take all such other actions as may be required by the Texas BCA and the Illinois BCA to effect the Merger.

                 Section 4.2       Covenants of TN Texas. TN Texas covenants and agrees that it will, at or before the Effective Time, take all such other actions as may be required by the Texas BCA and the Illinois BCA to effect the Merger.

ARTICLE V
MISCELLANEOUS

                 Section 5.1       Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the respective board of directors of TN Texas and TN Illinois to the full extent permitted under applicable law, provided, however, that any such amendment, modification or supplement shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of TN Texas pursuant to the terms hereof or (b) alter or change any term hereof in the event such alteration or change would adversely affect the holders of shares of common stock of TN Texas.

                 Section 5.2       Abandonment; Postponement. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the respective board of directors of TN Texas or TN Illinois, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the TN Texas Shareholders or the sole stockholder of TN Illinois, notwithstanding the approval of this Merger Agreement by the TN Texas Shareholders, the sole stockholder of TN Illinois or the board of directors of either TN Texas or TN Illinois.

                 Section 5.3       Further Assurances. If, at any time after the Effective Time, the Surviving Corporation determines or is advised that any further assignments, transfers, deeds, conveyances or assurances or any other acts or things are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, properties or assets of TN Texas acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or (b) otherwise to carry on the purposes of this Merger Agreement, the directors and officers of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of TN Texas, all such deeds, assignments and assurances and to do, in the name and on behalf of TN Texas, all such other acts and things necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to or under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the purposes of this Merger Agreement.

                 Section 5.4       Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

                 Section 5.5       Governing Law. This Merger Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard for the conflicts of laws principles thereof.

[SIGNATURE PAGE FOLLOWS]

                 IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.

Terra Nova Financial Group, Inc.,
a Texas corporation

By:

________________________
Name:
Title:

Terra Nova Newco, Inc.,
an Illinois corporation

By:

________________________
Name:
Title:

EXHIBIT B

FORM **BCA 2.10** (rev. Dec. 2003)
ARTICLES OF INCORPORATION
Business Corporation Act

Jesse White, Secretary of State
Department of Business Services
501 S. Second St., Rm. 350
Springfield, IL 62756
217-782-9522
217-782-6961
www.cyberdriveillinois.com

Remit payment in the form of a cashier's check, certified check, money order or an Illinois attorney's or CPA's check payable to Secretary of State.

See Note 1 on back to determine fees.

Filing Fee: $150 Franchise Tax $______ Total $______ File #______ Approved: ______

Submit in duplicate — Type or Print clearly in black ink — Do not write above this line

1. Corporate Name: Terra Nova Newco, Inc.

The Corporate Name must contain the word "Corporation," "Company," "Incorporated," "Limited" or an abbreviation thereof.

2. Initial Registered Agent: Michael (First Name) ___ (Middle Initial) Nolan (Last Name)

Initial Registered Office: 100 South Wacker Drive (Number, Street) 1550 (Suite No. (P.O. Box alone is unacceptable))

Chicago (City) IL 60606 (ZIP Code) Cook (County)

3. Purposes(s) for which the Corporation is Organized:
If more space is needed, attach additional sheets of this size.

The transaction of any or all lawful businesses for which corporations may be incorporated under the Illinois Business Corporation Act.

4. Paragraph 1 — Authorized Shares, Issued Shares and Consideration Received:

Class	Number of Shares Authorized	Number of Shares Proposed to be Issued	Consideration to be Received Thereof
Common	150,000,000	100	$ 100.00
Preferred	5,000,000	0	0

TOTAL = $ 100.00

Paragraph 2 — The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are: See Attached Schedule 4
If more space is needed, attach additional sheets of this size.

(cont. on back)

Printed by authority of the State of Illinois. March 2007 — 10M — C 162.26

ITEMS 5, 6 AND 7 ARE OPTIONAL

5. a. Number of Directors constituting the initial board of directors of the corporation: 6
   b. Names and Addresses of persons serving as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

Name	Address	City, State, ZIP
See Attached Schedule 5b		

6. a. It is estimated that the value of the property to be owned by the corporation for the following year wherever located will be: $ ______
   b. It is estimated that the value of the property to be located within the State of Illinois during the following year will be: $ ______
   c. It is estimated that the gross amount of business that will be transacted by the corporation during the following year will be: $ ______
   d. It is estimated that the gross amount of business that will be transacted from places of business in the State of Illinois during the following year will be: $ ______

7. Other Provisions: Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation (e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.). See Attached Schedule 7

NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

8. The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated April [ ] (Month & Day), 2008 (Year)

Signature and Name	Address
1. ______ Signature	1. 2 N. LaSalle St., Suite 2200 (Street)
Regina A. Walker (Name (type or print))	Chicago, IL 60602 (City/Town, State, ZIP Code)
2. ______ Signature	2. ______ Street
______ Name (type or print)	______ City/Town, State, ZIP Code
3. ______ Signature	3. ______ Street
______ Name (type or print)	______ City/Town, State, ZIP Code

Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by a duly authorized corporate officer. Type or print officer's name and title beneath signature.

Note 1 — Fee Schedule:

- The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state. (The minimum initial franchise tax is $25.)
- The filing fee is $150.
- The **minimum total due** (franchise tax + filing fee) is $175.

Note 2 — Return to:

______ Firm name
______ Attention
______ Mailing Address
______ City, State, ZIP Code

Printed by authority of the State of Illinois. March 2007 — 10M — C 162.26

Schedule 4 to Articles of Incorporation of Terra Nova Newco, Inc.

                 Article 4.1       SHARES. Terra Nova Newco, Inc. (the "Corporation") shall have the authority to issue two classes of stock, and the total number authorized shall be one hundred fifty million (150,000,000) shares of common stock of the par value of one cent ($0.01) each (the "Common Stock") and five million (5,000,000) shares of preferred stock of the par value of ten dollars ($10.00) each (the "Preferred Stock"). A description of the different classes of stock of the Corporation and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of such stock are as follows:

                 The Common Stock or Preferred Stock may be issued from time to time in one or more classes and the Preferred Stock (or any class thereof) may be divided into one or more series. The terms of a class or series, including all rights and preferences, shall be as specified in the resolution or resolutions adopted by the board of directors of the Corporation (the "Board of Directors") designating such class or series, which resolution or resolutions the Board of Directors is hereby expressly authorized to adopt. Such resolution or resolutions with respect to a class or series shall specify all or such of the rights or preferences of such class or series as the Board of Directors shall determine, including the following, if applicable: (a) the number of shares to constitute such class or series and the distinctive designation thereof; (b) the dividend or manner for determining the dividend payable with respect to the shares of such class or series and the date or dates from which dividends shall accrue, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate and whether the shares in such class or series shall be entitled to preference or priority over any other class or series of stock of the Corporation with respect to payment of dividends; (c) the terms and conditions, including price or a manner for determining the price, of redemption, if any, of the shares of such class or series; (d) the terms and conditions of a retirement or sinking fund, if any, for the purchase or redemption of the shares of such class or series; (e) the amount which the shares of such class or series shall be entitled to receive, if any, in the event of any liquidation, dissolution or winding up of the Corporation and whether such shares shall be entitled to a preference or priority over shares of another class or series with respect to amounts received in connection with any liquidation, dissolution or winding up of the Corporation; (f) whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or any other series of the same or any other class or classes of stock, of the Corporation and the terms and conditions of any such conversion or exchange; (g) the voting rights, if any, of shares of stock of such class or series in addition to those granted herein; (h) the status as to reissuance or sale of shares of such class or series redeemed, purchased or otherwise reacquired, or surrendered to the Corporation upon conversion; (i) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation or any subsidiary, of any other class or series of stock of the Corporation ranking junior to such shares as to dividends or upon liquidation; (j) the conditions, if any, on the creation of indebtedness of the Corporation, or any subsidiary; and (k) such other preferences, rights, restrictions and qualifications as the Board of Directors may determine.

                 All shares of the Common Stock shall rank equally, and all shares of the Preferred Stock shall rank equally, and be identical within their classes in all respects (with respect to shares of Preferred Stock, regardless of series) except as to terms which may be specified by the Board of Directors pursuant to the above provisions. All shares of any one series of a class of Preferred Stock shall be of equal rank and identical in all respects, except that shares of any one series issued at different times may differ as to the dates which dividends thereon shall accrue and be cumulative.

                 Except as otherwise provided in any resolution or resolutions adopted by the Board of Directors providing for the issuance of a class of Common Stock, the Common Stock shall (a) have the exclusive voting power of the Corporation; (b) entitle the holders thereof to one vote per share at all meetings of the stockholders of the Corporation; (c) entitle the holders to share ratably, without preference over any other shares of the Corporation in all assets of the Corporation in the event of any dissolution, liquidation or winding up of the Corporation; and (d) entitle the record holders thereof on such record dates as are determined, from time to time, by the Board of Directors to receive such dividends, if any, if, as and when declared by the Board of Directors.

Schedule 5b to Articles of Incorporation of Terra Nova Newco, Inc.

Bernay Box, - 100 South Wacker Drive, Suite 1550, Chicago, IL 60606

Murrey Wanstrath - 100 South Wacker Drive, Suite 1550, Chicago, IL 60606

Charles B. Brewer -100 South Wacker Drive, Suite 1550, Chicago, IL 60606

Russell N. Crawford - 100 South Wacker Drive, Suite 1550, Chicago, IL 60606

Gayle C. Tinsley - 100 South Wacker Drive, Suite 1550, Chicago, IL 60606

Stephen B. Watson - 100 South Wacker Drive, Suite 1550, Chicago, IL 60606

Schedule 7 to Articles of Incorporation of Terra Nova Newco, Inc.

                 Article 7.1       PREEMPTIVE RIGHTS. No Shareholder shall have any preemptive rights to purchase shares of the Corporation.

                 Article 7.2       NON-CUMULATIVE VOTING. Cumulative voting for the election of directors shall not be permitted.

                 Article 7.3       BYLAWS. The power to alter, amend or repeal the bylaws of the Corporation or to adopt the bylaws shall be vested in either the shareholders or the Board of Directors.

                 Article 7.4       LIABILITY OF DIRECTORS. A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as director, except that this Article 7.4 does not eliminate or limit liability of a director:

                                  (a)       for any breach of the director's duty of loyalty to the Corporation or its shareholders;

                                  (b)       for any acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

                                  (c)       under Section 8.65 of the Illinois Business Corporation Act of 1983, as amended; or

                                  (d)       for any transactions from which the director derived an improper personal benefit.

                 Article 7.5       CORPORATE GOVERNANCE.

                                  (a)       Number, Election and Terms of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors, which, subject to the rights of holders of shares of any class or series of Preferred Stock of the Corporation then outstanding to elect additional directors under specified circumstances, shall consist of not less than three nor more than seven persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by either (i) the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, or (ii) the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors voting together as a single class. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. At each annual meeting of shareholders, the directors, other than those elected by any class or series of Preferred Stock of the Corporation then outstanding and entitled to elect additional directors under specified circumstances, shall he elected by a plurality of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors and shall hold office until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                                  (b)       Stockholder Nomination of Director Candidates. Advance notice of stockholder nominations for the election of directors shall be submitted to the Board of Directors at least 60 days in advance of the scheduled date for the next annual meeting of stockholders.

                                  (c)       Newly-Created Directorships and Vacancies. Subject to the rights of the holders of any series of any Preferred Stock then outstanding, newly-created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director.

                                  (d)       Removal. Subject to the rights of the holders of any series of any Preferred Stock then outstanding, any director or the entire Board of Directors may be removed from office at any annual or special meeting called for such purpose by the affirmative vote of the holders of a majority of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                                  (e)       Amendment, Repeal, Etc. Notwithstanding anything contained in these articles of incorporation to the contrary, the affirmative vote of the holders of 66-2/3%, or more, of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or adopt any provision inconsistent with or repeal this Article 7.5, or to alter, amend, adopt any provision inconsistent with or repeal comparable sections of the bylaws of the Corporation.

                                  (f)       Call of Special Meeting. Notwithstanding anything contained in these articles of incorporation to the contrary, the affirmative vote of the holders of 66-2/3% or more of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to call a special meeting of shareholders or to alter, amend, adopt any provision inconsistent with or repeal this Article 7.5, or to alter, amend, adopt any provision inconsistent with or repeal comparable sections of the bylaws.

                 Article 7.6       RIGHTS. The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of the Corporation's stock or other securities, rights (the "Rights") entitling the holders thereof to purchase from the Corporation shares of capital stock or other securities. The times at which and the terms upon which the Rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence the Rights. The authority of the Board of Directors with respect to the Rights shall include, but not be limited to, determination of the following:

                                  (a)       The initial purchase price per share of the capital stock or other securities of the Corporation to be purchased upon exercise of the Rights.

                                  (b)       Provisions relating to the times at which and the circumstances under which the Rights may be exercised or sold or otherwise transferred, either together with or separately from, any other securities of the Corporation.

                                  (c)       Provisions that adjust the number or exercise price of the Rights or amount or nature of the securities or other property receivable upon exercise of the Rights in the event of a combination, split or recapitalization of any capital stock of the Corporation, a change in ownership of the Corporation's securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any capital stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such Rights.

                                  (d)       Provisions that deny the holder of a specified percentage of the outstanding securities of the Corporation the right to exercise the Rights and/or cause the Rights held by such holder to become void.

                                  (e)       Provisions that permit the Corporation to redeem the Rights.

                                  (f)       The appointment of a rights agent with respect to the Rights.

                 Article 7.7       SHAREHOLDER ACTION WITHOUT MEETING. Notwithstanding anything contained herein to the contrary, any action required by statute or by these articles of incorporation to be taken at a meeting of the shareholders entitled to vote on such action, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if one or more consents in writing, setting forth the action so taken, shall be signed and delivered to the corporation by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote on the action were present and voted.

EXHIBIT C

BYLAWS

OF

TERRA NOVA NEWCO, INC.

_______________, 2008

Page

ARTICLE I	OFFICES	C-1
Section 1.1	Registered Office	C-1
Section 1.2	Other Offices	C-1
Section 1.3	Registered Agent	C-1
ARTICLE II	MEETINGS OF SHAREHOLDERS	C-1
ARTICLE III	DIRECTORS	C-6
Section 3.1	Powers	C-6
Section 3.2	Number and Election of Directors	C-6
Section 3.3	Removal of Directors	C-7
Section 3.4	Elections to Fill Vacancies	C-7
Section 3.5	First Meeting of Newly Elected Board of Directors	C-7
Section 3.6	Regular Meetings of the Board of Directors	C-7
Section 3.7	Special Meetings of the Board of Directors	C-7

C-i

(continued)
ARTICLE IV	OFFICERS	C-10
ARTICLE V	CERTIFICATES REPRESENTING SHARES	C-13
Section 5.1	Description	C-13
Section 5.2	Shares Without Certificates	C-13
Section 5.3	Facsimile Signatures	C-13
Section 5.4	Lost Certificates	C-14
Section 5.5	Transfer of Shares	C-14

C-ii

(continued)
Page

Section 5.6	Registered Owners	C-14
ARTICLE VI	GENERAL PROVISIONS	C-14
Section 6.1	Distributions	C-14
Section 6.2	Contracts	C-14
Section 6.3	Loans	C-15
Section 6.4	Reserves	C-15
Section 6.5	Financial Reports	C-15
Section 6.6	Signatures	C-15
Section 6.7	Fiscal Year	C-15
Section 6.8	Corporate Seal	C-15
ARTICLE VII	INDEMNIFICATION OF DIRECTORS AND OFFICERS	C-15
ARTICLE VIII	AMENDMENTS	C-15
ARTICLE IX	EMERGENCY BYLAWS	C-16

C-iii

ARTICLE I

OFFICES

                 Section 1.1       Registered Office.

                 The registered office shall be located in Illinois. The address of the registered office may be changed from time to time.

                 Section 1.2       Other Offices.

                 The corporation may also have offices at such other places within or without the State of Illinois as the Board of Directors may from time to time determine, or as the business of the corporation may require.

                 Section 1.3       Registered Agent.

                 The corporation shall have and continuously maintain in the State of Illinois a registered agent, which agent may be either an individual resident of the State of Illinois whose business office is identical with the corporation's registered office, or a domestic corporation, or a foreign corporation authorized to do business in the State of Illinois which has a business office identical with the corporation's registered office. The registered agent may be changed from time to time by the Board of Directors or an officer of the corporation so authorized by the Board of Directors.

ARTICLE II

MEETINGS OF SHAREHOLDERS

                 Section 2.1       Annual Shareholder Meetings.

                 An annual meeting of shareholders shall be held on the third Wednesday in May in each year, if not a legal holiday, and if a legal holiday, then on the next business day. The date and time of the annual meeting of shareholders may be changed by appropriate resolutions of the Board of Directors, to a time within sixty (60) days before or following the date and time stated herein. At this meeting, the shareholders shall elect a Board of Directors, and may transact other business properly brought before the meeting.

                 Section 2.2       Special Shareholder Meetings.

                 Special meetings of the shareholders, for any purpose or purposes, described in the meeting notice, may be called by the President, the Board of Directors, or the Chairman of the Board of Directors, and shall be called by the President at the request of the holders of not less than 66-2/3% of all outstanding shares of the corporation entitled to be cast on any issue at such meetings.

                 Section 2.3       Location of Shareholder Meetings.

                 Meetings of shareholders shall be held in the State of Illinois or at the location specified in the notice of the meeting or in a duly executed waiver thereof. Meetings of shareholders may be held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                 Section 2.4       List of Shareholders.

                 The officer or agent who has charge of the stock transfer books for shares of the Corporation shall make, within twenty (20) days after the record date for a meeting of shareholders or ten (10) days before such meeting, whichever is earlier, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order and indicating the address of and number of shares held by each, which list, for a period of ten (10) days before such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to the examination of any shareholder, or his or her duly authorized legal representative, at any time during ordinary business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in the State of Illinois, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of shareholders.

                 Section 2.5       Notice of Shareholder Meetings.

                 A written or printed notice stating the place, day and hour of any annual or special shareholder meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) (but not less than twenty (20) in the case of merger, consolidation, share exchange or dissolution or sale, lease or exchange of assets of the corporation) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary or the officer or person calling the meeting, to each shareholder of record entitled to vote at the meeting and to any shareholder entitled by the Illinois Business Corporation Act or the articles of incorporation to receive notice of the meeting. If mailed, notice shall be deemed to be delivered when deposited, postage prepaid, in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation.

                 Section 2.6       Waiver of Notice.

                 Whenever any notice is required to be given to any shareholder under the provisions of applicable statutes, the Articles of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time therein, shall be equivalent to the giving of notice.

                 Section 2.7       Quorum.

                 The holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of shareholders except as otherwise provided by statute, the Articles of Incorporation or these Bylaws. If, however, a quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be represented.

                 Section 2.8       Majority May Conduct Business.

                 When a quorum is present at any meeting, the vote of the holders of a majority of all the shares present, whether in person or by proxy, shall be the act of the shareholders' meeting, unless the vote of a greater number is required by statute, the Articles of Incorporation or these Bylaws.

                 Section 2.9       Voting of Shares.

                 Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders, except to the extent that the voting rights of the shares of any class shall be limited or denied by the Articles of Incorporation and except as otherwise provided by statute. Redeemable shares are not entitled to vote after the date fixed for redemption by Board of Directors resolution.

                 Section 2.10       Voting for Directors.

                 Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Cumulative voting is prohibited.

                 Section 2.11       Proxies.

                 A shareholder may vote either in person or by proxy executed in writing or other means permitted by law by the shareholder or which is executed by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Each proxy shall be filed with the secretary to the corporation prior to, or at the time of, the meeting.

                 Section 2.12       Voting of Shares of Certain Holders.

                                  (a)       Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the Bylaws of such corporation may authorize, or in the absence of such authorization, as the Board of Directors of such corporation may determine.

                                  (b)       Shares held by an administrator, executor, guardian or conservator may be voted by him so long as such shares are in the possession and forming a part of the estate being served by him, either in person or by proxy, without a transfer of the shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name as trustee.

                                  (c)       Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by him without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which he was appointed.

                                  (d)       A shareholder whose shares are pledged shall be entitled to vote such shares until they have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the transferred shares.

                                  (e)       Treasury shares, shares of its own stock owned by another corporation, the majority of the voting stock of which is owned or controlled by it, and shares of its own stock held by the corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

                 Section 2.13       Record Dates.

                 For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days (or not less than twenty (20) in the case of merger, consolidation, share exchange or dissolution or sale, lease or exchange of assets of the corporation) before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting. When a determination of shareholders entitled to vote at any meeting of shareholders has been made, as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

                 Section 2.14       Nominations for Director.

                 Any shareholder proposing to nominate a person for election to the Board of Directors shall provide the Corporation 60 days prior written notice of such nomination, stating the name and address of the nominee and describing his qualifications for being a Director of the Corporation. Such notice shall be sent or delivered to the principal office of the Corporation to the attention of the Board of Directors, with a copy to the President and Secretary of the Corporation.

                 Section 2.15       Order of Business.

                 The order of business at annual meetings, and so far as practicable at other meetings of shareholders, shall be as follows unless changed by the Board of Directors:

(a)	Call to order

(b)	Proof of due notice of meeting

(c)	Determination of quorum and examination of proxies

(d)	Announcement of availability of voting list

(e)	Announcement of distribution of annual statement

(f)	Reading and disposing of minutes of last meeting of shareholders

(g)	Reports of Officers and committees

(h)	Appointment of voting inspectors

(i)	Unfinished business

(j)	New business

(k)	Nomination of Directors

(l)	Recess

(m)	Reconvening; closing of polls

(n)	Adjournment

                 Section 2.16       Chairman of Meeting.

                 At any meeting of shareholders, the chairman or vice chairman (or in the event there might be more than one vice chairman, the vice chairman in the order designated by the directors or, in the absence of any designation, in the order of election) of the Corporation (in such order) shall act as the chairman of the meeting, and the shareholders shall not have the right to elect a different person as chairman of the meeting. The chairman of the meeting shall have the authority to determine (i) when the election polls shall be closed in connection with any vote to be taken at the meeting, and (ii) when the meeting shall be recessed. No action taken at a meeting shall become final and binding if any group of shareholders representing 33-1/3% or more of the shares entitled to be voted for such action shall contest the validity of any proxies or the outcome of any election.

ARTICLE III

DIRECTORS

                 Section 3.1       Powers.

                 The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all powers of the corporation and do all lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

                 Section 3.2       Number and Election of Directors.

                 The business and affairs of the Corporation shall be managed by a board of directors, which shall have and may exercise all of the powers of the Corporation, except such as are expressly conferred upon the shareholders by law, by the Articles of Incorporation or by these Bylaws. Subject to the rights of the holders of shares of any series of preferred stock then outstanding to elect additional directors under specific circumstances, the Board of Directors shall consist of not less than four nor more than nine persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by either (i) the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, (ii) the affirmative vote of the holders of 66-2/3% or more of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, or (iii) the Articles of Incorporation. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. At each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election. The terms of office of all directors who are in office immediately prior to the closing of the polls for the election of directors at the 2007 annual meeting of shareholders of the Corporation shall expire at such time. At each annual meeting of shareholders beginning with the 2007 annual meeting of shareholders of the Corporation, the directors shall not be classified, and the directors, other than those elected by any class or series of Preferred Stock of the Corporation then outstanding and entitled to elect additional directors under specified circumstances, shall be elected by a plurality of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, and shall hold office until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                 Section 3.3       Removal of Directors.

                 Subject to the rights of holders of any series of preferred stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only by the affirmative vote of the holders of a majority of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                 Section 3.4       Elections to Fill Vacancies.

                 Subject to the rights of holders of any series of any preferred stock then outstanding, newly-created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of the Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office even though less than a quorum or by a sole remaining director and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

                 Section 3.5       Location of Meetings of the Board of Directors.

                 Meetings of the Board of Directors, regular or special, may be held either within or without the State of Illinois.

                 Section 3.6       First Meeting of Newly Elected Board of Directors.

                 The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at their annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided that a quorum shall be present. In the event of failure of the shareholders to fix the time and place of the first meeting of the newly elected Board of Directors, or in the event the meeting is not held at the time and place so fixed by the shareholders, such meeting may be held at the time and place specified in a notice given as provided for special meetings of the Board of Directors, or as specified in a written waiver signed by all of the directors.

                 Section 3.7       Regular Meetings of the Board of Directors.

                 Regular meetings of the Board of Directors may be held without notice at such times and places as shall, from time to time, be determined, by resolution, by the Board of Directors.

                 Section 3.8       Special Meetings of the Board of Directors.

                 Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President, and shall be called by the Secretary on the written request of any two (2) directors.

                 Section 3.9       Notice of, and Waiver of Notice For, Special Meetings of the Board of Directors.

                 Unless the articles of incorporation provide for a longer or shorter period, notice of special meetings of the Board of Directors shall be given personally, in writing or by telegram, facsimile or other electronic means to each director at least two (2) days before the date of the meeting. If mailed, notice of any director meeting shall be deemed to be effective at the earlier of: (1) when received; (2) five days after deposited in the United States mail, addressed to the director's business office, with postage thereon prepaid; or (3) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting. Unless required by the Articles of Incorporation, statute or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

                 Notice shall be given by the person calling the meeting or by the Secretary. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in any notice or waiver of notice, except as may otherwise be expressly provided by statute, the Articles of Incorporation, or these Bylaws.

                 Section 3.10       Director Quorum.

                 A majority of the directors prescribed by resolution shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors, unless a greater number is required by statute, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                 Section 3.11       Directors, Manner of Acting.

                 Unless the Articles of Incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                 Section 3.12       Executive Committee.

                 The Board of Directors, by resolution adopted by a majority of the entire Board of Directors may designate two (2) or more directors to constitute an executive committee. Vacancies in the membership of the committee shall be filled by a majority of the entire Board of Directors at a regular or special meeting. The executive committee shall keep regular minutes of its proceedings and shall report the same to the Board of Directors when required. The designation of the executive committee and the delegation thereto of authority shall not relieve the Board of Directors, or any of its members, of any responsibility imposed by law.

                 This committee, unless its authority is expressly limited by such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the corporation except where action of the Board of Directors is required by statute, the Articles of Incorporation or these Bylaws. Provided, however, this committee may not:

(1)	amend the Articles of Incorporation pursuant to the authority of directors;
(2)	propose a reduction of the stated capital of the corporation;
(3)	approve a plan of merger or share exchange of the corporation;
(4)	recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business;
(5)	recommend to the shareholders a voluntary dissolution of the corporation or a revocation thereof;
(6)	amend, alter, or repeal the Bylaws of the corporation or adopt new Bylaws of the corporation;
(7)	fill vacancies in the board of directors;
(8)	fill vacancies in or designate alternate members of any such committee;
(9)	fill any directorship to be filled by reason of an increase in the number of directors;
(10)	elect or remove officers of the corporation or members or alternate members of any such committee;
(11)	fix the compensation of any member or alternate members of such committee; or
(12)	alter or repeal any resolution of the board of directors that by its terms provides that it shall not be so amendable or repealable.

                 Section 3.13       Other Committees.

                 The Board of Directors may create such other committees as it shall determine are necessary or proper to the effective governance of the Corporation or the elimination or reduction of the adverse effect of any conflict of interest. Such committees may include, without limitation, an audit committee, compensation committee, nominating committee, stock option committee and conflicts of interest committee. Each such committee, if any, shall be appointed by the Board of Directors, and membership in such committee shall be limited to members of the Board of Directors.

                 Section 3.14       Director Action Without Meeting.

                 Unless the Articles of Incorporation provide otherwise, any action that may be taken by a committee or the Board of Directors at a meeting may be taken without a meeting if a consent in writing setting forth the actions so taken shall be signed by all of the members of a committee or all of the directors. Action taken by consent is effective when the last director signs the consent, unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document.

                 Section 3.15       Compensation of Directors.

                 Directors, as such, shall not receive any salary for their services, but, by resolution of the Board, may receive a fixed sum and necessary expenses of attendance of each regular or special meeting of the Board. Members of a committee, by resolution of the Board of Directors, may be allowed like compensation for attending committee meetings. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

ARTICLE IV

OFFICERS

                 Section 4.1       Number of Officers.

                 The officers of the corporation shall consist of a President, a Secretary, a Treasurer, a Chief Financial Officer and such other officers as are contemplated by Section 4.3 hereof, each of whom shall be elected by the Board of Directors. One or more Vice Presidents may also be elected at the discretion of the Board of Directors. Any two or more offices may be held by the same person.

                 Section 4.2       Election.

                 The Board of Directors, at its first meeting after each annual meeting of shareholders, shall elect a President, one or more Vice Presidents (if any), a Secretary, a Treasurer and a Chief Financial Officer, none of whom needs to be a member of the Board of Directors and may appoint a member of the Board of Directors as Chairman of the Board of Directors.

                 Section 4.3       Other Officers.

                 Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors.

                 Section 4.4       Compensation.

                 The compensation of the Chairman, President, Vice Presidents, the Secretary, the Treasurer and the Chief Financial Officer shall be fixed by the Board of Directors, but the compensation of all minor officers and all other agents and employees of the corporation may be fixed by the Chairman or President, unless by resolution the Board of Directors shall determine otherwise; provided, however, that without the express approval of the Board of Directors, the Chairman or President may not enter into any employment agreement on behalf of the corporation with any person which may not be terminated by the corporation, either at will or upon thirty (30) days written notice.

                 Section 4.5       Term of Office and Removal of Officers.

                 Each officer of the corporation shall hold office until his successor is chosen and qualifies, or until his death or removal or resignation from office. Any officer, agent or member of a committee elected or appointed by the Board of Directors may be removed by a majority vote of the entire Board of Directors, whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any vacancy occurring in an office of the corporation for any reason may be filled by the Board of Directors. Appointment of an officer or agent shall not itself create contract rights.

                 Section 4.6       Chairman of the Board and President.

                 The Board of Directors may designate whether the Chairman of the Board of Directors, if one is appointed, or the President shall be the chief executive officer of the corporation. In the absence of a contrary designation, the President shall be the chief executive officer. The chief executive officer shall preside at all meetings of the shareholders, and the Board of Directors unless a Chairman of the Board is appointed, and shall have such other powers and duties as usually pertain to his office or as may be assigned to him from time to time by the Board of Directors. The President shall have such powers and duties as usually pertain to that office, except as the same may be modified by the Board of Directors. Unless the Board of Directors shall otherwise direct, the President shall have general and active management responsibility for the business of the corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

                 Section 4.7       Added Powers of the President.

                 The President, and the Chairman of the Board of Directors, in the event that he shall have been designated chief executive officer, shall execute with the secretary or any other officer of the corporation authorized by the Board of Directors, certificates for shares of the corporation, and any deeds, mortgages, bonds, contracts or other instruments that the Board of Directors has authorized for execution, except when the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation or shall be required by law to be otherwise signed or executed.

                 Section 4.8       Vice Presidents.

                 In the event that the Board of Directors shall provide for Vice Presidents, then each of the Vice Presidents, in the order of his seniority, unless otherwise determined by the Board of Directors, shall in the absence or disability of the President, serve in the capacity of the President and perform the duties and exercise the powers of the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors shall from time to time prescribe.

                 Section 4.9       Secretary.

                 The Secretary shall: (a) attend all meetings of the Board of Directors and of the shareholders, and shall record all votes and keep the minutes of all such proceedings in one or more books kept for that purpose; (b) perform like services for any committee; (c) give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors; (d) keep in safe custody the seal of the corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring it and when so affixed, it shall be attested by the Secretary's signature, or by the signature of the Treasurer, any Assistant Secretary or Assistant Treasurer; and (e) perform all duties incidental to the office of Secretary and such other duties as, from time to time, may be assigned to the Secretary by the President or Board of Directors, under whose supervision the Secretary shall function.

                 Section 4.10       Assistant Secretaries.

                 Each Assistant Secretary, if any, in the order of his seniority, unless otherwise determined by the Board of Directors, may perform the duties and exercise the powers of the Secretary, and shall perform such other duties and have such other powers as the Board of Directors may, from time to time, prescribe.

                 Section 4.11       Treasurer.

                 The Treasurer shall have custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, shall deposit all money and other valuable effects in the name, and to the credit of, the corporation in such depositories as may be designated by the Board of Directors and shall perform all such other duties as, from time to time, may be assigned to the Treasurer by the Board of Directors.

                 Section 4.12       Disbursements and Accounting.

                 The Treasurer shall disburse such funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for all disbursements, and shall render to the President and the Directors at the regular meetings of the Board, or whenever the Board of Directors may require, an account of all of his transactions as Treasurer, and of the financial condition of the corporation.

                 Section 4.13       Treasurer's Bond.

                 If required by the Board of Directors, the Treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office, and for the restoration to the corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                 Section 4.14       Assistant Treasurers.

                 Each Assistant Treasurer, if any, in the order of his seniority unless otherwise determined by the Board of Directors, shall in the absence or disability of the Treasurer perform the duties and exercise the powers of the Treasurer, and shall perform such other duties and have such other powers as the Board of Directors may, from time to time, prescribe.

                 Section 4.15       Chief Financial Officer.

                 The chief financial officer shall be the principal financial officer of the corporation, shall have the general responsibility for the financial operations of the corporation and shall have such other powers and duties as usually pertain to that office, except as the same may be modified by the Board of Directors. The chief financial officer shall perform such other duties as may be assigned from time to time by the Board, the Chairman of the Board or the President.

ARTICLE V

CERTIFICATES REPRESENTING SHARES

                 Section 5.1       Description.

                 The corporation shall deliver certificates representing all shares to which shareholders are entitled. Certificates shall be signed by the Chairman, President or a Vice President, and the Secretary or an Assistant Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. No certificate shall be issued for any share until the consideration therefore has been fully paid. Each certificate shall be consecutively numbered and shall be entered in the stock transfer books of the corporation as issued. Each certificate representing shares shall state upon the face thereof the name of the issuing corporation, that the corporation is organized under the laws of the State of Illinois, the name of the person to whom issued, the number and class of shares and the designation of the series, if any, which such certificate represents, and the par value of each share or a statement that the shares are without par value, and shall further contain on the face or back of the certificate a statement of all additional information required by statute to be set forth.

                 Section 5.2       Shares Without Certificates.

                                  (a)       Issuing Shares Without Certificates. Unless the Articles of Incorporation or these Bylaws provide otherwise, the board of directors may authorize the issue of some or all the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

                                  (b)       Information Statement Required. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement containing at minimum:

(1)	the name of the issuing corporation and that it is organized under the law of this state;
(2)	the name of the person to whom issued;
(3)	the number and class of shares and the designation of the series, if any, of the issued shares, and the par value of each share or a statement that the shares are without par value; and
(4)	all additional information required by statute to be set forth or stated on certificates.

                 Section 5.3       Facsimile Signatures.

                 The signatures of the Chairman, President or Vice President, and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or assistant transfer agent, or registered by a registrar other than the corporation or any employee of the corporation. In the event that an officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before the certificate is issued, the certificate may be issued by the corporation with the same effect as if he were such officer at the date of the issuance.

                 Section 5.4       Lost Certificates.

                 The Board of Directors may direct new certificate(s) to be issued in place of any certificate(s) previously issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate(s) to be lost or destroyed. When authorizing such issuance of new certificate(s), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost or destroyed certificate(s), or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum and form and with such sureties as it may direct as an indemnity against any claim that may be made against the corporation with respect to the certificate(s) alleged to have been lost or destroyed.

                 Section 5.5       Transfer of Shares.

                 Shares of stock shall be transferable only on the books of the corporation by the holder thereof in person or by his duly authorized attorney-in-fact. Upon surrender to the corporation or the transfer agent of the corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                 Section 5.6       Registered Owners.

                 The corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Illinois.

ARTICLE VI

GENERAL PROVISIONS

                 Section 6.1       Distributions.

                 The Board of Directors may declare and the corporation may make distributions (including dividends on its outstanding shares) in cash, property or its own shares, pursuant to law and subject to the provisions of its Articles of Incorporation.

                 Section 6.2       Contracts.

                 The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or to execute and deliver any instrument in the name, and on behalf of, the corporation. This authority may be general or confined to specific instances.

                 Section 6.3       Loans.

                 No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. This authority may be general or confined to specific instances.

                 Section 6.4       Reserves.

                 The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any purpose or purposes, and may abolish any such reserve in the same manner.

                 Section 6.5       Financial Reports.

                 The Board of Directors must, when required by the holders of at least one-third of the outstanding shares of the corporation, present written reports concerning the situation and business of the corporation.

                 Section 6.6       Signatures.

                 All checks or demands for money and notes of the corporation shall be signed by such officer or officers or other person or persons as the Board of Directors may, from time to time, designate.

                 Section 6.7       Fiscal Year.

                 The fiscal year of the corporation shall be fixed by resolution by the Board of Directors.

                 Section 6.8       Corporate Seal.

                 The corporate seal shall have inscribed thereon the name of the corporation and shall be in the form determined by the Board of Directors. The seal may be used by causing it, or a facsimile thereof, to be impressed, affixed or in any other manner reproduced.

ARTICLE VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

                 The corporation shall be empowered to indemnify directors, officers, agents and employees to the maximum extent permitted by Section 8.75 of the Illinois Business Corporation Act.

ARTICLE VIII

AMENDMENTS

                 These Bylaws may be altered, amended or repealed, and new Bylaws may be adopted by the affirmative vote of a majority of either the Board of Directors or the shareholders, present at any meeting at which a quorum of each respective body is present, provided that notice of the proposed alteration, amendment, repeal or adoption shall be contained in the notice of the meeting. This power to alter, amend or repeal the Bylaws, and to adopt new Bylaws, may be modified or divested by action of shareholders representing a majority of the stock of the corporation taken at any regular or special meeting of the shareholders. Notwithstanding any other provision contained in these Bylaws to the contrary, Sections 2.1, 2.2, 2.14 and 2.18 of Article II, Sections 3.2 and 3.3 of Article III, and this Article VIII of these Bylaws may be amended, supplemented, or repealed only by the affirmative vote of 66-2/3% or more of all of the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE IX

EMERGENCY BYLAWS

                 Unless the Articles of Incorporation provide otherwise, the following provisions of this Article X, "Emergency Bylaws" shall be effective during an emergency which is defined as when a quorum of the corporation's directors cannot be readily assembled because of some catastrophic event. During such emergency:

                                  (a)       Notice of Board Meetings. Any one member of the board of directors or any one of the following officers: president, any vice-president, secretary, or treasurer, may call a meeting of the board of directors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

                                  (b)       Temporary Directors and Quorum. One or more officers of the corporation present at the emergency board meeting, as is necessary to achieve a quorum, shall be considered to be directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum (as determined by Article III, Section 3.10) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

                                  (c)       Actions Permitted to Be Taken. The board as constituted in paragraph (b), and after notice as set forth in paragraph (a) may:

1.	Officers' Powers. Prescribe emergency powers to any officer of the corporation;

2.	Delegation of Any Power. Delegate to any officer or director, any of the powers of the board of directors;

3.	Lines of Succession. Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

4.	Relocate Principal Place of Business. Relocate the principal place of business, or designate successive or simultaneous principal places of business;

5.	All Other Action. Take any other action, convenient, helpful, or necessary to carry on the business of the corporation.

EXHIBIT D
Art. 5.11. Rights of Dissenting Shareholders in the Event of Certain Corporate Actions

A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

(1) Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

(2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

(3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

(1) the shares, or depository receipts in respect of the shares, held by the shareholder are part of a class or series, shares, or depository receipts in respect of the shares, of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

(a) listed on a national securities exchange;

(b) listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

(c) held of record by not less than 2,000 holders;

(2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

(3) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

(a) shares, or depository receipts in respect of the shares, of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares, or depository receipts in respect of the shares, of which are:

 (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

(ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

(iii) held of record by not less than 2,000 holders;

(b) cash in lieu of fractional shares otherwise entitled to be received; or

(c) any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

Art. 5.12. Procedure for Dissent by Shareholders as to Said Corporate Actions

A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

(1)(a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. In computing the fair value of the shares under this article, consideration must be given to the value of the corporation as a going concern without including in the computation of value any control premium, any minority discount, or any discount for lack of marketability. If the corporation has different classes or series of shares, the relative rights and preferences of and limitations placed on the class or series of shares, other than relative voting rights, held by the dissenting shareholder must be taken into account in the computation of value. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

(b) With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

(2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty (60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

(3) If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

Art. 5.13. Provisions Affecting Remedies of Dissenting Shareholders

A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles 5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

Terra Nova Financial Group, Inc.

This Proxy is Solicited on Behalf of the Board of Directors

                 The undersigned stockholder of Terra Nova Financial Group, Inc. (the "Company"), hereby appoints Michael G. Nolan and Murrey Wanstrath, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on May 23, 2008, at 1:00 p.m., Central Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

                 The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof if not revoked prior to the Meeting. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the election of each of the director nominees in Proposal 1 and "FOR" each of Proposals 2 and 3. The proxy holders are authorized to vote in their discretion on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Date: _________________________, 2008

___________________________________
Signature of Shareholder

___________________________________
Signature of Shareholder (if Joint Account)

Please date this proxy and sign your name exactly as
it appears on this mailing. Where there is more than
one owner, each should sign. When signing as an
attorney, administrator, executor, guardian or trustee,
please add your title as such. If executed by a
corporation, the proxy should be signed by a duly
authorized officer.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

This proxy will be voted as specified below if not revoked prior to the Meeting. If no specification is made, this proxy will be voted FOR the election of each of the director nominees in Proposal 1 and FOR Proposals 2 and 3. I, the undersigned, direct that this proxy be voted as follows:

1.	ELECTION OF DIRECTORS:

☐ FOR all nominees (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY for all nominees

INSTRUCTIONS: To withhold authority to vote for any nominee, strike a line through that nominee's name.

☐ Gayle C. Tinsley	☐ Stephen B. Watson

☐ Bernay Box	☐ Charles B. Brewer

☐ Russell N. Crawford	☐ Murrey Wanstrath

2.	TO APPROVE THE MERGER OF TERRA NOVA FINANCIAL GROUP, INC. INTO A WHOLLY-OWNED ILLINOIS SUBSIDIARY TO EFFECT A CHANGE OF THE STATE OF INCORPORATION OF TERRA NOVA FINANCIAL GROUP, INC. FROM TEXAS TO ILLINOIS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO RATIFY THE APPOINTMENT OF KBA GROUP LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued on reverse side.